Posting Supplement No. 52 dated December 3, 2008 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 360157

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360157	$15,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360157. Member loan 360157 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	General Dynamics Armament & Technical Products	Debt-to-income ratio:	22.43%
Length of employment:	1 year 2 months	Location:	Limington, ME

Home town:
Current & past employers:	General Dynamics Armament & Technical Products, National Semiconductor
Education:	Southern Maine Technical College

This borrower member posted the following loan description, which has not been verified:

I am requesting a $20,000 loan to pay for new roof and to consolidate bills. I cannot pay credit cards and pay for new roof. If consolidated I will be able to live comfortably instead of worrying about which bill I may forgo because of my new roof.The house is 8 years old- It received wind damage last year and I am doubtful that I can get Homeowners insurance to cover the expense. It started to leak last week when we had an electrican over to install a new bathroom fan. We discovered the dripping in the attic. It is 3 brd cape cod on 2.76 acres well kept house and lansdcaped. The house appraised last year @251,000. I have a great paying Job @ a Large employer in So. ME. I work 45- 50 hrs per week on salary with overtime I am an extremly hard working Professional cash strap. My truck loan is almost paid >12 more months which would free up additional cash 2010. I have a goal to become debt free from credit cards and auto loan within 3 years. I will then start investing once again.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,635.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360319	$3,250	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360319. Member loan 360319 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	South Pasadena Convalesent	Debt-to-income ratio:	24.34%
Length of employment:	3 years 2 months	Location:	Pasadena, CA

Home town:	Esperanza
Current & past employers:	South Pasadena Convalesent
Education:	California State University-Los Angeles (CSULA), Pasadena City College

This borrower member posted the following loan description, which has not been verified:

I lost my mother earlier in the year and had to take time off and fly myself, my daughter and two younger sisters home to see the family and take care of the funeral arrangements. Being the eldest I ended up taking care of everything. I charged some on my credit cards and borrowed the rest from friends. This loan will consolidate all the debt from that and some debt we had before. My husband pays the rent and all the big bills. They don't allow combined household income but with my husbands included we have an annual income of about 70K. Rent is only 950/mo and we can easily cover the monthly for this. BTW I have never been late on a bill and I always try to pay early.

A credit bureau reported the following information about this borrower member on November 1, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,098.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 360521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360521	$10,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360521. Member loan 360521 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	University of GA	Debt-to-income ratio:	21.48%
Length of employment:	28 years	Location:	CARLTON, GA

Home town:	Carlton
Current & past employers:	University of GA
Education:	Athens Technical College

This borrower member posted the following loan description, which has not been verified:

I want to pay off some credit cards that I used for Christmas and realized too late that I had over charged.

A credit bureau reported the following information about this borrower member on October 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,779.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362732	$18,400	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362732. Member loan 362732 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	SAIC	Debt-to-income ratio:	14.38%
Length of employment:	4 years 7 months	Location:	Stephens City, VA

Home town:	Denver
Current & past employers:	SAIC, Electronic Data Systems
Education:	B.S. Finance at Colorado State University

This borrower member posted the following loan description, which has not been verified:

My goal is to pay off my credit cards and pay a lower interest rate overall. My combined credit card rates are about 18% in total. My wife and I combined make $147,000 a year. We have also never been late on any payments and have a clean credit record. We also have $5,000 in checking as a cushion to make sure that all of our bills are paid immediately. Thank you ~ Paul

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,969.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 362863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362863	$9,000	14.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362863. Member loan 362863 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	dennis kent	Debt-to-income ratio:	10.72%
Length of employment:	1 year 6 months	Location:	orland park, IL

Home town:	alytus
Current & past employers:	dennis kent, stevens restaurant
Education:	vilnius pedagogical university

This borrower member posted the following loan description, which has not been verified:

To catch up the better credit card rate,to increase my credit score.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,255.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 363410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363410	$11,775	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363410. Member loan 363410 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RBC Bank	Debt-to-income ratio:	3.91%
Length of employment:	2 years	Location:	DECATUR, AL

Home town:	Fort Payne
Current & past employers:	RBC Bank
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

We bought a bigger house for our family over the summer. Our old house is under contract to close next week. We owe about $17,000 more than what we are going to sell it for so we need this loan to cover the difference. We have been paying the 15 year loan payment on the old house ($1400/month) while also paying our new mortgage payment so the monthly payment on this new loan will be easy for us to make. I make about $120,000/year. My wife is a homemaker for our 3 kids. My DTI ratio is about 30%, including mortgage payment and the new loan payment. I've never had any late payments, collections, etc. I work for a bank so I understand the importance of maintaining an excellent credit history. Please ask any questions if you would like to know anything else.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,892.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363433	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363433. Member loan 363433 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	New York Life	Debt-to-income ratio:	3.02%
Length of employment:	6 years	Location:	Dallas, TX

Home town:	Graham
Current & past employers:	New York Life
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I would like to use this loan to pay off my 2007 tax bill. I owe close to $5,000. Given the rate they are changing me combined with a payoff period of only 12 months, this makes more sense for me financially. I should be able to pay if off early, but would like to have the additional flexibility of a 3 year payment period.

A credit bureau reported the following information about this borrower member on November 12, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	15	Months Since Last Delinquency:	7
Revolving Credit Balance:	$4,339.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 363811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363811	$12,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363811. Member loan 363811 was requested on November 17, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Hospice of Santa Cruz County	Debt-to-income ratio:	2.92%
Length of employment:	5 years 4 months	Location:	Aptos, CA

Home town:	Detroit
Current & past employers:	Hospice of Santa Cruz County, Santa Cruz Community Counseling Center, Hewlett-Packard
Education:	Western Michigan University, BA, University of Michigan, MA, University of California, Berkeley, MBA

This borrower member posted the following loan description, which has not been verified:

Want to do a kitchen remodel. Debt on house is less by 40-60K than value. HELOC not available because of 35% equity ratio required at this time. Cash flow for debt repayment not a problem. Credit score over 800. Debt ratio 28% Have been approved for bank loan (Wells Fargo) for $25K at 13.8%. Want a better rate.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84,236.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 363852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
363852	$6,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 363852. Member loan 363852 was requested on November 14, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,732 / month
Current employer:	Henderson State University	Debt-to-income ratio:	22.78%
Length of employment:	24 years 11 months	Location:	Arkadelphia, AR

Home town:	Gurdon
Current & past employers:	Henderson State University, United States Air Force
Education:	Henderson State University, Community College of the Air Force (CCAF), Mississippi Gulf Coast Community College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow enough money to pay off my higher interest credit cards and cancel the accounts.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,270.00	Public Records On File:	1
Revolving Line Utilization:	97.30%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364291	$20,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364291. Member loan 364291 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	WKYC-TV INC.	Debt-to-income ratio:	18.19%
Length of employment:	16 years	Location:	CLEVELAND, OH

Home town:	Geneva
Current & past employers:	WKYC-TV INC.
Education:	Lakeland Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan in order to pay off high interest credit cards and get out of debt faster. I have no problem making my payments, but because of high interest rates, it's almost impossible to pay down the balances.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,282.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364302

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364302	$6,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364302. Member loan 364302 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	PHILIP MORRIS	Debt-to-income ratio:	11.06%
Length of employment:	31 years	Location:	RICHMOND, VA

Home town:	Richmond
Current & past employers:	PHILIP MORRIS
Education:	OHIO INSTITUTE OF TECHNOLOGY (1975/76)

This borrower member posted the following loan description, which has not been verified:

Trying to purchase 2001 Honda Accord. Price $7995.00, I have $2000.00 down payment. My banks will not loan for a car over five years, and with over 70,000 miles. I pay bills on time, but have a lot of credit. I have grossed $130,000.00 so far this year. Need help.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1986	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,125.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364344	$13,500	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364344. Member loan 364344 was requested on November 21, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Longaro & Clarke, L.P.	Debt-to-income ratio:	10.60%
Length of employment:	2 years 4 months	Location:	Dripping Springs, TX

Home town:	Alexandria
Current & past employers:	Longaro & Clarke, L.P., Pate Engineers
Education:	University of Texas at Austin School of Law

This borrower member posted the following loan description, which has not been verified:

I have a Bank of America Gold Option Loan which has become a Lead Option Loan.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,640.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364362

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364362	$2,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364362. Member loan 364362 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,509 / month
Current employer:	Paulding County School System	Debt-to-income ratio:	23.88%
Length of employment:	4 months	Location:	ACWORTH, GA

Home town:	Pittsfield
Current & past employers:	Paulding County School System, Goffstown School District, NH
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Paying off truck lease

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$634.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364366	$17,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364366. Member loan 364366 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	0.48%
Length of employment:	40 years	Location:	AURORA, CO

Home town:	Westminster
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Home Improvements including renovated kitchen and flooring throughout the main floor.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,863.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364487	$15,000	15.88%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364487. Member loan 364487 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,358 / month
Current employer:	SIGAL Construction	Debt-to-income ratio:	11.13%
Length of employment:	6 months	Location:	ASHBURN, VA

Home town:	Glenwood
Current & past employers:	SIGAL Construction, Mayhood Company
Education:	VCU

This borrower member posted the following loan description, which has not been verified:

I currently have about $15,000 in credit card debt and would like to be able to secure a fixed rate loan to lower my monthly payments and pay off the debt at a faster rate. In today's economy, having a lower overall monthly payment is essential to the well being of my financial situation and family.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,935.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364532	$17,525	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364532. Member loan 364532 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,650 / month
Current employer:	Milpitas Police Department	Debt-to-income ratio:	15.72%
Length of employment:	11 years 9 months	Location:	Mountain House, CA

Home town:	Rio Piedras
Current & past employers:	Milpitas Police Department, San Mateo County, American Medical Response
Education:	University of California San Francisco

This borrower member posted the following loan description, which has not been verified:

I plan on paying off my AMEX and Discover cards with high interest rates so that I can pay this debt off. I will need to refinance my home soon and the debt I have in revolving credit has me way too tight, I need to pay it off.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	52	Months Since Last Delinquency:	10
Revolving Credit Balance:	$37,008.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364574	$12,500	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364574. Member loan 364574 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,700 / month
Current employer:	The North Face	Debt-to-income ratio:	3.67%
Length of employment:	2 years 8 months	Location:	Alameda, CA

Home town:	Easton
Current & past employers:	The North Face, Nestle USA, Inc,
Education:	Pennsylvania State University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards that I've consolidated into one. I'd like to refinance the remaining debt to get a better rate so I can pay them off sooner.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,495.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364583	$18,200	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364583. Member loan 364583 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Melco Embroidery Systems	Debt-to-income ratio:	18.83%
Length of employment:	1 year	Location:	Lakewood, CO

Home town:	Denver
Current & past employers:	Melco Embroidery Systems, Local Value Magazine, SP Richards, FedEx Corporation
Education:	Platt College-Aurora

This borrower member posted the following loan description, which has not been verified:

This money will be used solely for the purpose of eliminating high interest rate credit card debt quickly. I've been carrying this debt for a number of years, but seem to be unable to pay it down in a reasonable period of time, due to the increasing interest rate. I've always paid on time, and always applied a significant amount towards the principle, but the outrageous interest rate makes it very difficult to pay down. I have absolute confidence in my ability to pay down a loan of this amount quickly, at a reasonable interest rate. I have a stable, well paying job, and I supplement my income with additional freelance work, which I do from home. I have many financial goals that I'd like to achieve, that simply aren't possible under this looming debt. Elimination of this debt within three years is possible with this solution, which opens up a number of possibilities for me financially.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,526.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364587	$16,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364587. Member loan 364587 was requested on November 18, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Midwest Insurance	Debt-to-income ratio:	7.77%
Length of employment:	2 years	Location:	West Sacramento, CA

Home town:	West Sacramento
Current & past employers:	Midwest Insurance, FirstComp Insurance
Education:	California State University - Sacramento

This borrower member posted the following loan description, which has not been verified:

Hello, Thanks for looking at my loan request. I am obtaining this loan to assist in paying down my auto loan so I can sell the vehicle. I now have a company car with my job so my personal vehicle is no longer needed. Unfortunately, when I bought the vehicle last year, I rolled over about $6,000 in negative equity from my previous car. The vehicle I purchased is a Dodge Nitro (SUV) and as unfortunate as it is, domestic vehicles don't hold value at all (especially with gas consuming SUV's) and it has quite a few miles on it for being as new as it is since I drove it for work with my previous company. Needless to say, I won't get the full KBB value for the vehicle. I own a home and have a very good paying job. My base salary is $77,500 and my bonus each month is between $2,500 - $6,500 (never less than $2,500) with an annual income well over $100,000. My mortgage is $2,000 but it is split evenly with my fiancee' and have very minimal credit card debt. Most of the credit card debt I have is because I front the money for my company (expenses such as lunch and dinner with clients, gas, etc) and am reimbursed for it at the beginning of the month. The personal credit card debt I currently have is for purchases for the house since I bought it last year and I pay it off every month for the most part. I have a buyer for the car now, I just need to pay down the loan when we complete the transaction so the pink slip can transfer between lenders. I am selling the vehicle for $12,500 and I owe $24,500 on it. I need to fix the quarter panel on the vehicle which will cost about $2,500 from a hit and run accident I was a victim of. Once I sell the car, I will get out of my car payment as well as the insurance. My expenses will be as follows: $1,000 mortgage $600 - this loan $150 - Student Loan $500 - miscellaneous expenses I take home over $4500 a month or so for the most part so this is well within my budget. This loan will be a focus to pay off first. I had a loan with prosper in the past and paid it off early. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	75
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364594	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364594. Member loan 364594 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Sun Microsystems	Debt-to-income ratio:	4.16%
Length of employment:	10 years 7 months	Location:	Superior, CO

Home town:	La Porte City
Current & past employers:	Sun Microsystems
Education:	California Lutheran University

This borrower member posted the following loan description, which has not been verified:

I will use the funds to pay off & close a credit card account that recently raised my interest rate, despite my excellent credit history. I have paid my bills 100% on time throughout my adult life. However, in today's credit environment it has become increasingly difficult to obtain favorable terms through traditional lenders. Therefore, I am excited to give Lending Club a try.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,331.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364646	$19,500	15.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364646. Member loan 364646 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,042 / month
Current employer:	Ryder Transportation	Debt-to-income ratio:	14.57%
Length of employment:	1 year 7 months	Location:	New Bedford, MA

Home town:	New Bedford
Current & past employers:	Ryder Transportation, Werner Enterprises, King Information Systems, Garelick Farms
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate outstanding credit card and loan debt. Make one somewhat smaller monthly payment. Increase savings budget amount monthly.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	23
Revolving Credit Balance:	$15,563.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364670	$9,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364670. Member loan 364670 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,333 / month
Current employer:	retired	Debt-to-income ratio:	12.30%
Length of employment:	n/a	Location:	Glendale, AZ

Home town:
Current & past employers:	retired, Honeywell International Inc.
Education:	glendale community college

This borrower member posted the following loan description, which has not been verified:

Daughter unable to get student loan to complete her schooling. Want to help her pay off her current debts so she will just have to concentrate on her student loans when she finishes and gets a job. Also, daughter will be coming from australia for first time in 17 years and will get to meet grandchildren for first time and would like to make it a happy occasion for them to remember

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,679.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364710	$10,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364710. Member loan 364710 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Super Products, Inc.	Debt-to-income ratio:	9.51%
Length of employment:	2 years 4 months	Location:	Hillsborough, NJ

Home town:	Fremont
Current & past employers:	Super Products, Inc.
Education:	Chabot College, University of California-Davis (UC Davis), Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

to consolidate credit card debt and pay at a better rate

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,534.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364713	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364713. Member loan 364713 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	outback steakhouse	Debt-to-income ratio:	2.34%
Length of employment:	4 years	Location:	kihei, HI

Home town:	Kahului
Current & past employers:	outback steakhouse
Education:	Empire Beauty School

This borrower member posted the following loan description, which has not been verified:

finish cosmetology school

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$647.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364719	$7,200	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364719. Member loan 364719 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,100 / month
Current employer:	GAITS / ASAP LLC	Debt-to-income ratio:	11.36%
Length of employment:	1 year 6 months	Location:	BELEN, NM

Home town:	Rock Springs
Current & past employers:	GAITS / ASAP LLC, US Air Force
Education:	TUI University

This borrower member posted the following loan description, which has not been verified:

I need this money to cover the down payment and additional expenses of a bariatric surgical procedure my wife is having.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	32
Revolving Credit Balance:	$737.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364732	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364732. Member loan 364732 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,917 / month
Current employer:	Rapp	Debt-to-income ratio:	8.53%
Length of employment:	7 months	Location:	Venice, CA

Home town:	Fort Wayne
Current & past employers:	Rapp, Digitas, Castro McMahon, Magaical Elves
Education:	Indiana University-Bloomington, Purdue University-Main Campus, Columbia College Chicago

This borrower member posted the following loan description, which has not been verified:

Consolidate credit card debt into one monthly payment.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,457.00	Public Records On File:	0
Revolving Line Utilization:	21.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364740	$12,000	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364740. Member loan 364740 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Holiday Inn	Debt-to-income ratio:	4.95%
Length of employment:	6 years	Location:	DALLAS, TX

Home town:	Dallas
Current & past employers:	Holiday Inn
Education:	17 hours short of graduation from University of North Texas

This borrower member posted the following loan description, which has not been verified:

In an effort to consolidate my current debt, I am requesting a loan. This loan will reduce my current APR that I have with my current revolving credit accounts. By concolidating these debts, I will also reduce my monthly payments enabling me to pay off more toward this loan and pay it back in advance of the scheduled terms.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	17
Revolving Credit Balance:	$12,379.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364747	$10,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364747. Member loan 364747 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Boston College	Debt-to-income ratio:	2.88%
Length of employment:	20 years	Location:	WEST ROXBURY, MA

Home town:	Boston
Current & past employers:	Boston College
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

We need the loan to do some home improvement projects for the winter

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,123.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364753	$16,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364753. Member loan 364753 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Abby Bella Dance Studio	Debt-to-income ratio:	21.82%
Length of employment:	1 year	Location:	Scottsdale, AZ

Home town:	Sydney
Current & past employers:	Abby Bella Dance Studio, Society of St Vincent de Paul, Teresa Paul Daie, CPA, PC
Education:	Arizona State University, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

Loan needed to increase sales of dance classes through advertising. Our studio dance class sales have been increasing each month, we have added dancewear and gift cards but need more exposure. A production company has produced two television commercials and need the additional funding to run the commercial on local cable channels. We also have several newspaper ads running and need addtional funds to keep those running.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	23
Revolving Credit Balance:	$22,252.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 364755

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364755	$10,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364755. Member loan 364755 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	SOMERSET SURGICAL CENTER	Debt-to-income ratio:	13.32%
Length of employment:	5 years 2 months	Location:	SOMERVILLE, NJ

Home town:	ILOILO CITY
Current & past employers:	SOMERSET SURGICAL CENTER
Education:	UNIVERSITY OF ILOILO

This borrower member posted the following loan description, which has not been verified:

I HAVE CREDIT CARD DEBT FROM AMEX BLUE @ 10.76%,, NEVER BEEN LATE AND IM PAYING $500.00-700.00. EVERY MONTH, I CANT GET AHEAD BECAUSE OF THE ACCOUNT PROTECTION FEE AND PERIODIC FINANCIAL CHARGE THAT TOTALS TO $ 200.00 MONTHLY. MY CREDIT SCORE LAST TIME I CHECKED 760+++ ON THREE CREDIT REPORTING COMPANY. MAY WONDER WHY I GOT INTO THIS MESS, MY OLD MAN HAD A MEDICAL EMERGENCY TWO YEARS AGO THAT I HAVE NO CHOICE BUT HELP. HOPE YOU CAN HELP ME OUT OF THIS MESS.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,411.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364767	$12,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364767. Member loan 364767 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Bass Pro Shops	Debt-to-income ratio:	24.75%
Length of employment:	3 months	Location:	Springfield, MO

Home town:	vienna
Current & past employers:	Bass Pro Shops, Great Clips
Education:

This borrower member posted the following loan description, which has not been verified:

i have some high interest rates and want to consolidate

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	16
Revolving Credit Balance:	$57,072.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364769	$15,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364769. Member loan 364769 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	U.S. Army	Debt-to-income ratio:	13.56%
Length of employment:	16 years 9 months	Location:	Falls Church, VA

Home town:	Portland
Current & past employers:	U.S. Army
Education:	George Mason University, University of Maine

This borrower member posted the following loan description, which has not been verified:

I need $15,000 to retain the services of a well-qualified attorney who works in family law. I am a divorced father who shares joint legal custody for two daughters who are ages 6 and 9. I'm also an active duty major in the U.S. Army and a recent MBA graduate from George Mason University. I need to retain the services of a skilled lawyer to litigate for more favorable visitation terms, as I'll explain. My girls have their primary residence with their mother (my ex) 1,000 miles away. I fly out to see them every 6 weeks during the school year, and they visit me for two three-week periods during the summer. My girls originally accompanied my ex to Missouri when she mobilized with the U.S. Army Reserve. I lost the injunction to keep them with me in Northern Virginia during the period of mobilization. My ex's argument was that, while mobilized, her job would be that of a classroom instructor, and having the girls accompany her would preserve the status quo (she was a stay-at-home mom before our divorce). The judge agreed. My ex has since demobilized, but has elected to make Missouri her permanent home. That means there's been a material change in circumstance, so I've filed a motion to secure an enduring custody & visitation agreement. My chief goal is to expand summer visitation to 8 continuous weeks so I can get the girls into activities near my home and do all the daddy/daughter things I miss out on during the rest of the year. I'm also going to challenge my ex on her attempts at parental alienation. I am a career Army officer; I'll be promoted to lieutenant colonel in February, so my future income is assured.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,024.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 364773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364773	$10,500	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364773. Member loan 364773 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,208 / month
Current employer:	Boeing	Debt-to-income ratio:	19.01%
Length of employment:	3 months	Location:	COLORADO SPRINGS, CO

Home town:
Current & past employers:	Boeing, US Air Force
Education:	Colorado Technical University

This borrower member posted the following loan description, which has not been verified:

I have two credit card payments that i need to consolidate into one payment so the total balance can be paid quicker with a lower interest rate. I have recently been hired for a good job and will be using any extra money to help to pay down my debt.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$16,390.00	Public Records On File:	1
Revolving Line Utilization:	89.60%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364782	$6,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364782. Member loan 364782 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Weir Floway, Inc.	Debt-to-income ratio:	3.89%
Length of employment:	3 months	Location:	Fresno, CA

Home town:
Current & past employers:	Weir Floway, Inc., Healthcomp TPA, Ossur Americas, Inc., Valeant Pharmaceuticals Int'l
Education:	UC Irvine

This borrower member posted the following loan description, which has not been verified:

I'm tired of paying a high interest rate. I calculated how much I've paid in interest over the past 2 years and it's astronomical.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	6	Months Since Last Delinquency:	16
Revolving Credit Balance:	$301.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364794	$12,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364794. Member loan 364794 was requested on November 19, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Integris Baptist Medical Center	Debt-to-income ratio:	11.25%
Length of employment:	6 years	Location:	okc, OK

Home town:	Austin
Current & past employers:	Integris Baptist Medical Center
Education:	Oklahoma Baptist University

This borrower member posted the following loan description, which has not been verified:

My goal is to pull my credit cards and personal loans together into one easy payment, with a lower payment than my credit cards. My goal is to have this paid off quickly- no longer than 3 years, but no prepayment penalty should all go even better than expected.

A credit bureau reported the following information about this borrower member on November 19, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,816.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 364805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364805	$20,475	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364805. Member loan 364805 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	General Dynamics Land Systems	Debt-to-income ratio:	9.48%
Length of employment:	6 years	Location:	SAINT MARYS, OH

Home town:	Lima
Current & past employers:	General Dynamics Land Systems, United States Marine Corps
Education:	James A Rhodes State College, Wright State University-Lake Campus

This borrower member posted the following loan description, which has not been verified:

This loan will be to consolidate nine different lines of credit, credit cards, and an auto loan. This loan would be used to shorten the process of paying of all of my households accumulated debt, so that my family only has a traditional mortgage to pay for.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	53
Revolving Credit Balance:	$14,066.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364839	$25,000	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364839. Member loan 364839 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Zakroff & Associates	Debt-to-income ratio:	12.49%
Length of employment:	35 years	Location:	Bethesda, MD

Home town:
Current & past employers:	Zakroff & Associates
Education:	American University, Washington College of Law, University of Maryland-College Park, Temple University

This borrower member posted the following loan description, which has not been verified:

I would be able to use the loan to pay down my credit card obligations relative to the business

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1970	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	12
Revolving Credit Balance:	$227,618.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364840	$23,400	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364840. Member loan 364840 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,812 / month
Current employer:	Missouri Credit Union	Debt-to-income ratio:	16.23%
Length of employment:	1 year	Location:	Jefferson City, MO

Home town:	Westphalia
Current & past employers:	Missouri Credit Union, Premier Bank
Education:	William Woods University & Lincoln University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my Commerce Bank Credit Card with a balance of $11,200 (approx) and my Bank of America Personal Loan with a balance of $12,150 (approx). I am currently paying high interest rates on these loans. I'd like to get a lower interest rate and lower term so I can pay these off in a lesser amount of time. The reason for these two debts was to cover expenses while I was going threw my divorce. The house was awarded to me when the divorce was final because my husband and I built the house on my family farm. I tried holding onto the house as long as could for the fact that I was going to have to sell it to someone outside of the family. I was barely making ends meet. Then several events happened that put me in a bind. I ended up paying for these costs with my credit card. At that point, I made the decision to sell my house. My father was devastated, but he understood. I simply could not afford it and I was not looking for any charity money to help me out. Now, I have both feet on the ground again and I want to pay the debt that I accumulated through the tough time I had in my life. I'm ready for a clean slate and this is my first step in doing so while still keeping my credit in tact.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	10
Revolving Credit Balance:	$19,559.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364853	$20,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364853. Member loan 364853 was requested on November 21, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,894 / month
Current employer:	US Air Force	Debt-to-income ratio:	0.22%
Length of employment:	7 years 6 months	Location:	Alabaster, AL

Home town:	Birmingham
Current & past employers:	US Air Force
Education:	US Air Force Academy

This borrower member posted the following loan description, which has not been verified:

This loan will be used to rehab investment properties in Birmingham, Alabama. I purchased the first property with cash and will use the money from this loan to refurbish it. My family owns four other properties in the same neighborhood and right now there are some terrific values out there. My father owns a large residential construction firm in Birmingham and he provides the rehab expertise - I'm providing the money. After this property is rented, it will be refinanced and I will use the cash out of the refinance to purchase and rehab another. I've spoken to bankers in Birmingham and have been assured that with my income (>$80,000), credit scores (>750), and debt-to-income ratio (I have no debt besides a small mortgage) I will qualify for refinancing with no problem. Until the properties are refinanced I will repay this loan from my income (my wife also works and makes over $35,000). There are a lot of attractive properties on the market right now - it's definitely time to buy. Thank you for your interest.

A credit bureau reported the following information about this borrower member on November 21, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$106.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364870	$14,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364870. Member loan 364870 was requested on November 21, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Club One	Debt-to-income ratio:	21.76%
Length of employment:	4 years	Location:	SAN JOSE, CA

Home town:	Nakorn Si Tammarat
Current & past employers:	Club One, Ayoma Life Spa
Education:	Fasion Institute of Technology

This borrower member posted the following loan description, which has not been verified:

The loan will be used to pay off Credit Card Debts. I have 2 credit card debts with high interest rates. I have been punctual in paying them off much higher than the monthly minimum. I want to pay off the debts within 2-3 years at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on November 21, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,291.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364878	$11,200	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364878. Member loan 364878 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$29,167 / month
Current employer:	noelle child design	Debt-to-income ratio:	9.43%
Length of employment:	8 years	Location:	gallatin gateway, MT

Home town:	cedar rapids
Current & past employers:	noelle child design
Education:	Montana State University-Bozeman

This borrower member posted the following loan description, which has not been verified:

consolidate credit card and medical bills

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$228,727.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 364919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364919	$20,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364919. Member loan 364919 was requested on November 21, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Innovative Senior Care	Debt-to-income ratio:	18.56%
Length of employment:	6 months	Location:	Parrish, FL

Home town:	Dover Foxcroft
Current & past employers:	Innovative Senior Care, Florida Institute for Neurologic Rehabilitation
Education:	Quinnipiac University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate some debt into one monthly payment. The debt is mostly credit cards that I would like to pay off and just have one payment to a lending agency.

A credit bureau reported the following information about this borrower member on November 21, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,661.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364922	$12,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364922. Member loan 364922 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Self-Employed	Debt-to-income ratio:	6.88%
Length of employment:	2 years 8 months	Location:	New York, NY

Home town:
Current & past employers:	Self-Employed
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to consolidate my credit card debt that I incurred during college. I used two credit cards to pay for college expenses and now would like to consolidate that debt into one consistent payment with a lower rate. I am currently employed, financially stable, and have always handled my finances responsibly.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364931	$7,000	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364931. Member loan 364931 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	SPBD Consulting	Debt-to-income ratio:	8.74%
Length of employment:	2 years	Location:	Astoria, NY

Home town:	Belgrade
Current & past employers:	SPBD Consulting, Devix Corporation
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

Looking for a loan to pay off 2 of my credit cards and make one monthly payment to pay off.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$20,248.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364941	$25,000	15.25%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364941. Member loan 364941 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	6.82%
Length of employment:	n/a	Location:	Anchorage, AK

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

This amount should get me set up for a few months. I am a lawyer by training but am seeking to branch out into related business and M&A consulting. I am looking forward to seeing how this "social" lending market works. I aim to pay off the loan early (interest is high), but want to make sure I have enough cash on hand. It is a tough lending environment out there for me (even with decent credit and income), but I would be an excellent risk for you.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	24
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 364944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364944	$16,000	17.15%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364944. Member loan 364944 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,265 / month
Current employer:	Health Net	Debt-to-income ratio:	19.13%
Length of employment:	6 years 1 month	Location:	San Diego, CA

Home town:	Woodland
Current & past employers:	Health Net, First Health, Nugget Markets
Education:	Strayer University at Washington, DC, MTI College of Business and Technology, Kaplan University, American River College

This borrower member posted the following loan description, which has not been verified:

I am trying to pay off my higher interest credit cards.

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	67
Revolving Credit Balance:	$55,188.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364974	$6,500	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364974. Member loan 364974 was requested on November 20, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	U-Haul International	Debt-to-income ratio:	14.34%
Length of employment:	8 years	Location:	Phoenix, AZ

Home town:	Phoenix
Current & past employers:	U-Haul International, US Airways Group, Arizona State University
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

This loan has been relisted with a lower amount of request money in order to achieve a lower interest rate. Thank you! Furthersite LLC (furthersite.com) operates in Phoenix, AZ but has slowly gained a substantial client base in Tucson, AZ. It has become necessary to open an office in Tucson to meet with clients and house employees. This loan is to cover the expenses involved with our new office. The money will help cover the initial build out costs, furniture, and computer equipment. Please let me know if you have any questions!

A credit bureau reported the following information about this borrower member on November 20, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$178.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365003

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365003	$13,750	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365003. Member loan 365003 was requested on November 21, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Unit5 Design	Debt-to-income ratio:	20.67%
Length of employment:	2 years 8 months	Location:	Silver Spring, MD

Home town:
Current & past employers:	Unit5 Design, National Air Traffic Controllers Association, AFL-CIO, American Zoo and Aquarium Association
Education:	Salisbury University, Ithaca College

This borrower member posted the following loan description, which has not been verified:

100% of this loan will go directly to paying off my credit card debt, largely incurred by medical bills. A career change in 2005 to an industry where health coverage is not provided and a pre-existing condition that means I'm not eligible for affordable individual coverage has meant I've paid all of my medical bills out of pocket -- which for a while meant putting them on my credit cards. The medical bills have pushed me to the edge of my credit limits, and a couple of poorly planned internet payments on my part has increased a couple of my interest rates (I ALWAYS schedule payments in advance, but occasionally a Monday bank holiday would push my payment 1 day past its due date, and I wouldn't notice until I received my statement). I've negotiated reduced rates for a couple of these cards, but I'd rather pay them all off now, so that I can stop living in fear that I won't be able to pay these off as I have been, and will therefore never be debt-free. I have carefully planned ahead and this loan would allow me to pay the amount I currently pay monthly in combined credit payments, but instead of it going largely to interest, I can make a bigger dent in the principal each month. I am employed full-time on a contract with the fed. government (non-partisan, so the election does not affect the security of my job), I also take as many additional freelance projects as possible to supplement my income. All cards associated with these accounts have been destroyed and I buy nothing on credit anymore, with the exception of 2 store-based cards which I pay in full every time I incur a balance. I plan to, if the change in administration makes it possible, purchase health coverage in 2009 that will decrease my overall cost-of-living, and allow me to put more money toward this loan. Thank you sincerely in advance for your help.

A credit bureau reported the following information about this borrower member on November 21, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,174.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365044	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365044. Member loan 365044 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	amc theaters	Debt-to-income ratio:	6.27%
Length of employment:	8 years 4 months	Location:	daly city, CA

Home town:
Current & past employers:	amc theaters
Education:	West Coast University

This borrower member posted the following loan description, which has not been verified:

to help a family friend get a loan for school

A credit bureau reported the following information about this borrower member on November 21, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	43
Revolving Credit Balance:	$3,289.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365045	$12,000	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365045. Member loan 365045 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,124 / month
Current employer:	North American Mission Board	Debt-to-income ratio:	23.61%
Length of employment:	20 years	Location:	Canton, GA

Home town:	Ft. Worth
Current & past employers:	North American Mission Board
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

$8,000 of the $12,000 will be used to consolidate debt which will improve my cash flow by $170/month, even after the new $12K loan. The remaining amount will assist my daughter who has been abandoned by her husband and is now living with us and her three kids. Amount will specifically be used to pay legal fees, taxes and provide some Christmas funds.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,417.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365085	$3,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365085. Member loan 365085 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	state farm insurance	Debt-to-income ratio:	15.84%
Length of employment:	1 month	Location:	SAN ANTONIO, TX

Home town:	san antonio
Current & past employers:	state farm insurance
Education:	SUNY College at Buffalo

This borrower member posted the following loan description, which has not been verified:

to take care of debts.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,964.00	Public Records On File:	0
Revolving Line Utilization:	86.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365199	$25,000	17.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365199. Member loan 365199 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	Workers Compensation Fund	Debt-to-income ratio:	3.94%
Length of employment:	11 years 11 months	Location:	Sandy, UT

Home town:	Cleveland
Current & past employers:	Workers Compensation Fund
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

My wife and I owned a business and accumalated some debts. We sold the business but didn't make enough to pay off the debts. We're making the payments but can't get out - mostly because the interest rates on the AMEX credit card we have are so high. We're trying to get a better rate so that we can pay off that debt quicker. I have worked at my current employer for almost 12 years. It is a very stable company with lots of assets. I am on the management team within the IT department. I am very responsible with my debts and pay on time. Thanks for reading.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	9
Revolving Credit Balance:	$31,852.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365203	$8,500	12.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365203. Member loan 365203 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	10.10%
Length of employment:	3 years	Location:	CAPE CORAL, FL

Home town:	NEW BEDFORD
Current & past employers:	US Postal Service (USPS), SUN COUNTRY REALTY OF FL INC.
Education:	NORTHWOOD UNIVERSITY

This borrower member posted the following loan description, which has not been verified:

hello i am inquiring about a personal loan of $8500 to consolidate my credit card debt. times are tough & by doing this i will get a lower rate with a personal loan then my cards. this way i am actually pay them off / making a dent in a 36 month period. i have a steady job at the united states post office. the hours have been cut but i am barely scrapping by---i need help. thank you

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	34	Months Since Last Delinquency:	21
Revolving Credit Balance:	$8,787.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365208	$5,000	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365208. Member loan 365208 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	n/a	Debt-to-income ratio:	9.03%
Length of employment:	n/a	Location:	Jacksonville, FL

Home town:	Daphne
Current & past employers:
Education:	The University of Alabama

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay for expenses my fiancee will encounter in planning and paying for our wedding. We have a substantial amount saved for the wedding, and this will help with immediate costs for the wedding and with moving costs involved in moving to a new home.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1976	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,026.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365220	$8,000	14.30%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365220. Member loan 365220 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Brown Shoe Company	Debt-to-income ratio:	8.22%
Length of employment:	9 months	Location:	St. Louis, MO

Home town:	Brooklyn
Current & past employers:	Brown Shoe Company, The Limited Brands, Club Monaco, Aeropostale, Ann Taylor Stores
Education:	SUNY at Fredonia

This borrower member posted the following loan description, which has not been verified:

I promised to help my sister complete the renovation of the studio apartment she put aside for me in her house. She agreed to pay for some of the costs and this is my part. The improvement to the house will increase its value by approximately $35K and she will get a HELOC to give me the money to pay off the club loan, while I just make the repayments to her. I am a very responsible adult with a great paying job and can easily make the monthly payments until I pay off the loan in full (estimating 12 months or less).

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	70
Revolving Credit Balance:	$13,081.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 365221

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365221	$18,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365221. Member loan 365221 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	ERA Besmatch RE	Debt-to-income ratio:	8.26%
Length of employment:	24 years	Location:	Bronx, NY

Home town:
Current & past employers:	ERA Besmatch RE
Education:	City College of New York

This borrower member posted the following loan description, which has not been verified:

Temporary loan to complete a Business Project

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,764.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365239	$24,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365239. Member loan 365239 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	self	Debt-to-income ratio:	6.24%
Length of employment:	4 years	Location:	deerfield beach, FL

Home town:	miami
Current & past employers:	self
Education:	insurance broker 46 states

This borrower member posted the following loan description, which has not been verified:

This loan is for working capital. I am not looking to borrow capital to get started in a new business.This money will be used to open a business independently .I have already proven this formula works .I am looking to implement the same foundation in which I have been very successful for the last 4 years. The only difference is this time I want to make myself /partner wealthy instead of business owners I work for.Over the course of many years I encountered companies that I work for always seem to benefit from the fruits of my labor more than myself. I am License Insurance Professional/ National Broker in 46 states specializing in Health,Life, and Annuities with a proven track record of success. I Ranked #1 for last 4 years running in my field with my former company.They employed over 200 agents. I Ranked in the top 5% of the entire country for my efforts. I have built relationships in the industry based on my own personal dedication and great work ethic. I am in a highly regulated industry that requires me to have full back round checks,finger printing,and allows no legal violations, Liens and/or Bankruptcies. I am highly respected with several fortunes 500 companies such as United Health Care,Humana, Aetna and a variety of top carriers for my production and overall performance. The money being lent is to provide myself with the opportunity spread my wings and open a business of my own .Getting away organizations that limit my financial freedom and decide based on greed factors what my talents are worth, never looking out for my best interest. My business proposal includes marketing strategies,recruiting, and building a solid foundation for those that desire the same financial goals . I am open to either borrowing the money or offering a percentage/ partnership in return.My business proposal will be available for those require more details to feel comfortable with their investment.As the business grows additional capital may be volunteered by the investor to grow the organization to even greater numbers/returns. I sincerely appreciate all of the lenders time. I have hopes to provide myself with the one fair chance in business I truly believe we all deserve. Thanks Again

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,936.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365252

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365252	$25,000	10.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365252. Member loan 365252 was requested on November 22, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,833 / month
Current employer:	SMG Inc	Debt-to-income ratio:	24.84%
Length of employment:	17 years 3 months	Location:	Reno, NV

Home town:	Reno
Current & past employers:	SMG Inc
Education:	Butler University

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card with higher interest rate.

A credit bureau reported the following information about this borrower member on November 22, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$199,850.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365326	$12,000	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365326. Member loan 365326 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	10.55%
Length of employment:	n/a	Location:	South Pasadena, CA

Home town:	South Pasadena
Current & past employers:	Morgan Stanley
Education:	Georgetown, Harvard, UC Santa Barbara

This borrower member posted the following loan description, which has not been verified:

I have credit card debt on 2 credit cards that I want to pay off. I usually pay off my credit card debt every month, but there were some expenses that I had to put on my credit cards that I couldn't immediately pay off - these were mainly relocation expenses after I graduated from graduate school on the East Coast and moved out to California. Thanks in advance!

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1968	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,887.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365335	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365335. Member loan 365335 was requested on November 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Hartford Board of Education	Debt-to-income ratio:	0.45%
Length of employment:	4 years 5 months	Location:	Hartford, CT

Home town:	San Francisco
Current & past employers:	Hartford Board of Education, Columbia Board of Education, Torrington Board of Education
Education:	San Francisco State University, Central Connecticut State University, University of Connecticut

This borrower member posted the following loan description, which has not been verified:

waterproof/renovate basement renovate two bathrooms

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	34
Revolving Credit Balance:	$755.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365338	$2,800	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365338. Member loan 365338 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	McKinsey & Company	Debt-to-income ratio:	11.62%
Length of employment:	1 year 1 month	Location:	Brookline, MA

Home town:	Augusta
Current & past employers:	McKinsey & Company, The Wharton School, University of Pennsylvania
Education:	Denison University

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to help pay off my corporate American Express card in full as I have had to use this for personal expenses recently. I've had to use this card for personal reasons as I do not currently have another credit card with a high limit. I am currently enrolled in a debt consolidation plan (for over a year now) and with no other credit cards, have had to resort to use my Amex card for some unexpected costs. Once this payment is made, I plan to use my card ONLY for work expenses.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,219.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365341	$20,000	12.41%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365341. Member loan 365341 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	U.S. Bank	Debt-to-income ratio:	7.66%
Length of employment:	1 year 9 months	Location:	Saint Paul, MN

Home town:	Grand Rapids
Current & past employers:	U.S. Bank
Education:	Metropolitan State University, Itasca Community College

This borrower member posted the following loan description, which has not been verified:

To pay off credit cards high balances as a result of a divorce being final in August '07, a $5800 out of pocket medical expense due to surgery in June '08. My credit score has slipped from 740 to 677 in the past year due to the aforementioned.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	78
Revolving Credit Balance:	$15,565.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365342	$12,250	13.67%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365342. Member loan 365342 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Colonial Physical Therapy	Debt-to-income ratio:	13.28%
Length of employment:	6 months	Location:	parlin, NJ

Home town:	new brunswick
Current & past employers:	Colonial Physical Therapy
Education:	middlesex county college

This borrower member posted the following loan description, which has not been verified:

Need loan to consolidate debt and also pay for school.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,558.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365344	$25,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365344. Member loan 365344 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	State of Co	Debt-to-income ratio:	10.20%
Length of employment:	2 years	Location:	Buena Vista, CO

Home town:	Gainesville
Current & past employers:	State of Co, Ozark/TWA Airlines
Education:	Drury University

This borrower member posted the following loan description, which has not been verified:

Consolidate credit cards used to purchase fixtures for new home, i.e., sears, home depot, etc. I am in the final process of closing my new home loan, construction to perm. Home value per appraisal $480k-perm loan $417k.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,601.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365355	$10,000	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365355. Member loan 365355 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	bdconstruction	Debt-to-income ratio:	23.88%
Length of employment:	11 years 11 months	Location:	minneapolis, MN

Home town:	spooner
Current & past employers:	bdconstruction, city of minneapolis
Education:	u of minn

This borrower member posted the following loan description, which has not been verified:

ongoing business needs to expand

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,103.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365356	$17,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365356. Member loan 365356 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	CashNetUSA	Debt-to-income ratio:	11.47%
Length of employment:	3 months	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	CashNetUSA
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

I got a couple of credit cards that I'm paying too much interest on. This loan would pay those off and help me sleep a lot easier at night.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	67
Revolving Credit Balance:	$17,565.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365366	$7,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365366. Member loan 365366 was requested on November 23, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,830 / month
Current employer:	n/a	Debt-to-income ratio:	13.77%
Length of employment:	n/a	Location:	New York, NY

Home town:
Current & past employers:
Education:	University at Buffalo

This borrower member posted the following loan description, which has not been verified:

Need $7000 loan to get rid of credit card at a high rate. Currently, paying 19.99APR. Credit card account will be closed upon payment. Looking forward to having one consistant payment. Stable financial background, credit history, employment.

A credit bureau reported the following information about this borrower member on November 23, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	32
Revolving Credit Balance:	$21,159.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365415	$6,150	11.46%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365415. Member loan 365415 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Social Security	Debt-to-income ratio:	9.63%
Length of employment:	3 years	Location:	Nevada City, CA

Home town:	Chicago
Current & past employers:	Social Security, Schlumberger Ltd.
Education:	San Jose State University, Sierra College

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is to for dental work that is necessary. Any left-over funds will be used to pay credit card debt.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,949.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365440	$7,500	13.36%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365440. Member loan 365440 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self Employed	Debt-to-income ratio:	10.80%
Length of employment:	14 years	Location:	flint, TX

Home town:	tyler
Current & past employers:	self Employed, BMP Design, al Hafenr owner
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

personal loan

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	29
Revolving Credit Balance:	$15,627.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365452	$20,000	13.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365452. Member loan 365452 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,275 / month
Current employer:	sky inc	Debt-to-income ratio:	19.78%
Length of employment:	6 years 6 months	Location:	alexandria, VA

Home town:
Current & past employers:	sky inc
Education:

This borrower member posted the following loan description, which has not been verified:

SKY DECOR has been in business serving the Washington D.C. metropolitan market for 27 years. We are a family owned and operated service business targeting upscale homes and interior decorators. Our family owns four commercial property in our little shopping center. And we do not have any debt on these properties. The four properties are worth approximately $2 million together. The winter season is busy but tight working capital season for us. We usually catch up in the Spring. However, the real-estate property collateralized business loans carry a high interest rate and require a personal guaranty anyway. We thought this peer to peer lending may be a lower interest rate solution. Our website is SKYHOMEDECOR.com - we are in the process of adding more information.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	17	Months Since Last Delinquency:	4
Revolving Credit Balance:	$207,511.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365462	$4,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365462. Member loan 365462 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	United States Postal Services	Debt-to-income ratio:	10.31%
Length of employment:	14 years	Location:	marianna, AR

Home town:	West Memphis/ Marianna
Current & past employers:	United States Postal Services, Lee County School District
Education:	University of Arkansas at Pine Bluff

This borrower member posted the following loan description, which has not been verified:

i am requesting this loan for personal reasons and i agree to the terms that are listed in the agreement i have read

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	25	Months Since Last Delinquency:	11
Revolving Credit Balance:	$3,608.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365474	$4,000	10.51%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365474. Member loan 365474 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,839 / month
Current employer:	Pilot Catastrophe Services Inc.	Debt-to-income ratio:	5.07%
Length of employment:	3 months	Location:	Lake Mary, FL

Home town:	Wendell
Current & past employers:	Pilot Catastrophe Services Inc., Ocean State Events Services, Inc., Seminole Power Sports, Self-Employed
Education:	University of North Carolina at Greensboro

This borrower member posted the following loan description, which has not been verified:

I have recently had my truck and motorcycle break down, for which repairs cost almost $2000. On top of that my cat was recently diagnosed as diabetic, and the vet bills and prescription costs are well over $700 and growing. I really just need some extra money since these things came up at this time, to help me get through the holiday season, then I should have no problem paying off the loan in full. All these extra expenses just popped up at a bad time for me.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	71
Revolving Credit Balance:	$11,840.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365481	$4,000	10.20%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365481. Member loan 365481 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,683 / month
Current employer:	Good Temps	Debt-to-income ratio:	14.06%
Length of employment:	6 months	Location:	Bronx, NY

Home town:	Bronx
Current & past employers:	Good Temps
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan in the amount of $4000. I am starting an online children's boutique and need the funds to start the website. The children's market even with the economy downturn has not been heavily affected. Online sales has increased drastically over the last few years. The Holiday's are rapidly approaching and this website can fill a niche. I have a passion for fashion and truly believe in my company. I am inspired by my partners 2 year old daughter who is always fashionably dressed. She is a single mother and cannot contribute financially to help start the business. I already currently have the contacts to start sales off with a boom. I am connected with numerous celebrity stylist across the US who for this Holiday season are shopping for their clients kids. My partner is a Marketing guru with very strong contacts in PR. This boutique is a place to find fashionable kids clothing and accessories with all of your top name brands. I have a very strong business plan with a 3 year plan. I have a marketing strategy including email marketing, Direct mail marketing, Public relations, joining corporate events and children fundraisers. I am asking for your help to make my dream come true. With your financial help and my contacts, motivation and devotion to this company it will be a long term success. Thank you in advance for your help, it is very much appreciated.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,266.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365487	$23,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365487. Member loan 365487 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	CLINICAL PATHOLOGY LABORATORIES	Debt-to-income ratio:	22.77%
Length of employment:	11 months	Location:	CENTREVILLE, VA

Home town:	BUCYRUS
Current & past employers:	CLINICAL PATHOLOGY LABORATORIES, CLINICAL PATHOLOGY LABORATORIES
Education:	Shippensburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I WOULD LIKE TO GET A PERSONAL LOAN TO CONSOLIDATE 2 OF MY DEBTS.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,716.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 365491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365491	$6,500	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365491. Member loan 365491 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Cushing Schools/Tulsa World	Debt-to-income ratio:	13.42%
Length of employment:	8 years	Location:	Drumright, OK

Home town:	Kansas City
Current & past employers:	Cushing Schools/Tulsa World
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

Daughter turns 16 in January. The car we had planned to give to her has blown the engine. The loan is to replace the engine and consolidate bills.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	26
Revolving Credit Balance:	$29,258.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365515	$8,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365515. Member loan 365515 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	United Parcel Service	Debt-to-income ratio:	20.75%
Length of employment:	14 years	Location:	SHAWNEE, KS

Home town:	Detroit
Current & past employers:	United Parcel Service, Best Buy Co. Inc.
Education:	Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

My lease is about to expire and I would like to get a home instead of renewing my lease. I've been searching around the Kansas City area and I've found a house that I really like but it cost $8,500 more then the amount of cash I have saved up. I've considered getting a mortgage but the amount of funds I need is too small so I figured a personal loan would better suit my needs. If I do renew my current lease; my monthly rent would be $700 a month and total $8400 after the 12 months. I would rather get a house and start building equity. Thanks for reading. Frank

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,496.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365519

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365519	$5,000	11.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365519. Member loan 365519 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Shermco Inc.	Debt-to-income ratio:	12.80%
Length of employment:	2 years 6 months	Location:	Waco, TX

Home town:	Arlington
Current & past employers:	Shermco Inc., Sutton Frost Cary LLP Certified Public Accountants
Education:	The University of Texas at Arlington, Texas State Technical College-Waco

This borrower member posted the following loan description, which has not been verified:

We are trying to consolidate and finance part of our debt as well as finance current out-of-pocket expenses to get us to graduation. We cannot take out any more school loans. We are both finishing up college next year and have started our career jobs as of over a year ago. We had some debt that we've accumulated in the past while attending school full-time. Javier has been going to school and working full-time for the past four years. We intend on paying off this loan by the end of 2009. We both graduate in May and anticipate our income increasing dramatically.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,792.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365526	$14,400	14.93%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365526. Member loan 365526 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,230 / month
Current employer:	Na Enterprises	Debt-to-income ratio:	3.21%
Length of employment:	3 years	Location:	Long Beach, CA

Home town:	Redlands
Current & past employers:	Na Enterprises
Education:	LBSU

This borrower member posted the following loan description, which has not been verified:

Other/ Building Credit

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,581.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365566	$17,600	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365566. Member loan 365566 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sharyland I.S.D.	Debt-to-income ratio:	12.14%
Length of employment:	24 years 6 months	Location:	Mission, TX

Home town:	Mission
Current & past employers:	Sharyland I.S.D.
Education:	University of Texas/Pan American, Texas A & M University at Kingsville

This borrower member posted the following loan description, which has not been verified:

Used savings set asided for property taxes to pay outrageous monthly electricity and gas bill. Would also like to pay off two credit cards.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	46
Revolving Credit Balance:	$18,734.00	Public Records On File:	1
Revolving Line Utilization:	62.00%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365580	$20,000	13.99%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365580. Member loan 365580 was requested on November 24, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	self employed	Debt-to-income ratio:	17.47%
Length of employment:	6 years	Location:	Citrus Heights, CA

Home town:	kazatin
Current & past employers:	self employed
Education:	American River College

This borrower member posted the following loan description, which has not been verified:

Hello. i have just started a business in the auto industry as a used car dealer and is in need of money to get started with. I am in the final process of getting my new dealers license and will soon need some capital to start with. I am very experienced in auto buying and selling and will have great success in this business with extra help to more capital. Thank you.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,548.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365595	$1,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365595. Member loan 365595 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,037 / month
Current employer:	United States Marine Corps	Debt-to-income ratio:	22.28%
Length of employment:	2 years 3 months	Location:	Alabaster, AL

Home town:	Bedford
Current & past employers:	United States Marine Corps
Education:	Cisco Systems Networking School, 29 Palms Marine Corps Communications School

This borrower member posted the following loan description, which has not been verified:

Requesting loan to cover for personal expenses incurred this holiday season and for gifts for my fiance and her parents.

A credit bureau reported the following information about this borrower member on November 24, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,842.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365618	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365618. Member loan 365618 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Mc of A	Debt-to-income ratio:	1.49%
Length of employment:	11 months	Location:	Clarksville, TX

Home town:	Windsor
Current & past employers:	Mc of A, Queen City Metals, Mckenzie Tank Lines
Education:	St. Augustine College

This borrower member posted the following loan description, which has not been verified:

I have been a truck driver for 11 years now driving for various companies. My goal is to purchase a truck of my own and lease on to Panter II, which is an expediting company. The goal is becoming an independent contractor, whom will someday own his own fleet of trucks running commercial freight. This is one of those situatuions in which failure is obselete. This is an investment in which I will make money. I have already been approved to come aboard with this company as an independent contractor, but as of yet been approved for a loan to purchase a truck. I would greatly appreciate it, if you will take the time to carefully review my apllication, and hopefully help me with this matter. Cedric Johnson

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	15
Revolving Credit Balance:	$2,308.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365632	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365632. Member loan 365632 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$20,333 / month
Current employer:	Loehmann's	Debt-to-income ratio:	20.01%
Length of employment:	6 months	Location:	New York, NY

Home town:	Oceanside
Current & past employers:	Loehmann's, Retail Ventures
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I'm buried in high-interest credit card debt and need to get a breather from that. My thought is that if I can consolidate with a lower rate, then I can use the savings to begin a paydown program before things get out of hand.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,179.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365644	$22,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365644. Member loan 365644 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,000 / month
Current employer:	Sysco Foods Dallas	Debt-to-income ratio:	8.70%
Length of employment:	24 years	Location:	Richardson, TX

Home town:	Albequerque
Current & past employers:	Sysco Foods Dallas, Capistrono's, Club Corp.
Education:	El Centro Junior College

This borrower member posted the following loan description, which has not been verified:

Lan to consolidate remaining debt to one monthy payment

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	9
Revolving Credit Balance:	$17,669.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365649	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365649. Member loan 365649 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	AT&T	Debt-to-income ratio:	4.87%
Length of employment:	11 years 6 months	Location:	El Paso, TX

Home town:	El Paso
Current & past employers:	AT&T, Texas Department of Human Services
Education:	University of Central Texas

This borrower member posted the following loan description, which has not been verified:

Consolidate existing credit cards to one simple payment at lower rate

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	49
Revolving Credit Balance:	$26,536.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365652	$7,475	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365652. Member loan 365652 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,863 / month
Current employer:	Sunrise Senior Living	Debt-to-income ratio:	15.51%
Length of employment:	6 years	Location:	Bellevue, WA

Home town:
Current & past employers:	Sunrise Senior Living
Education:	University of Santo Tomas

This borrower member posted the following loan description, which has not been verified:

To consolidate high rate credit cards

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,689.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365662	$7,750	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365662. Member loan 365662 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	Self Employed	Debt-to-income ratio:	21.48%
Length of employment:	2 years 3 months	Location:	Bloomfield Hills, MI

Home town:	Detroit
Current & past employers:	Self Employed, Fashion Institute of Technology
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

This request is being made to secure funding for an expansion of our 1-800-GOT-JUNK? franchise in southeast Michigan. Our business is one of 274 franchise partners across the US and Australia with its headquarters based in Vancouver, Canada. We offer full service junk removal and home and office cleanouts. Our business is 25% commercial and 75% residential and we service Macomb County communities and all five Grosse Pointe communities. These communities are exclusive to our franchise; we need to expand our territory size to increase revenue. The opportunity exists to purchase additional territory that is contiguous to our existing franchise territory. This additional territory would enable us to service more clients.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1981	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,856.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 365663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365663	$21,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365663. Member loan 365663 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Pasadena Ice Skating Center	Debt-to-income ratio:	5.19%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:	Lakenheath
Current & past employers:	Pasadena Ice Skating Center, VSC Sports Enterprises, Inc, VSC Sports, Inc.
Education:	Los Angeles City College, El Camino College Torrance, College of Marin, CEI

This borrower member posted the following loan description, which has not been verified:

Working diligently to become debt within 18 months or less. I have cut up my cc cards and paying down at $1K+ mo, but interest on 5 cards amounts to $300+ mo combined and would like to get that significantly lower.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	58
Revolving Credit Balance:	$15,005.00	Public Records On File:	1
Revolving Line Utilization:	64.10%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365679	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365679. Member loan 365679 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Self Employed	Debt-to-income ratio:	13.69%
Length of employment:	2 years	Location:	Grand Rapids, MI

Home town:	Saginaw
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking for a business loan to grow an already successful company. In the two years that my partner and I have been in business, we have grown Tradesmen Supply into a successful company. We specialize in selling Pex plumbing products to contractors and homeowners. Pex is an emerging product that replaces copper pipes in plumbing applications. Copper has tripled in value over the last few years and the majority of new construction projects are using Pex to save on material and installation costs. It is also used in radiant (in-floor) heat and outdoor wood boilers, which are becoming very popular as the cost of energy rises. Tradesmen Supply has had great success selling products online. We got our start on eBay (seller ID: Snailshellharbor) and have quickly become the largest seller in our category by offering high quality prices and excellent customer service. Through eBay we have acquired many repeat customers that now order direct. In addition, our products are available at select Ace Hardware stores. We plan to launch our website soon and need more capital to purchase inventory so we can offer a full range of products to our customers. Thank you for your interest! Chad

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	52
Revolving Credit Balance:	$17,591.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 365683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365683	$15,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365683. Member loan 365683 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	IBM	Debt-to-income ratio:	9.10%
Length of employment:	15 years	Location:	MARIETTA, GA

Home town:	MARIETTA
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

New Master Bathroom

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,136.00	Public Records On File:	1
Revolving Line Utilization:	42.70%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365712	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365712. Member loan 365712 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	PRJ Marketing Inc	Debt-to-income ratio:	4.59%
Length of employment:	3 years 2 months	Location:	Pleasant Grove, UT

Home town:	Rexburg
Current & past employers:	PRJ Marketing Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I am purchasing a vending machine business. I am investing 50k of my own money and need another 25,000. The business has 80+ machines(snack, soda, ice cream) in place at businesses. Last year the gross sales were 183k, gross profits approx 95k.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,513.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365714	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365714. Member loan 365714 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	The Dannon Company	Debt-to-income ratio:	10.63%
Length of employment:	10 years	Location:	WEST JORDAN, UT

Home town:	Salt Lake City
Current & past employers:	The Dannon Company
Education:	Salt Lake Committe College

This borrower member posted the following loan description, which has not been verified:

I am in debt of about the said amount and would like to get out of it and once done have more money for everything.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	19
Revolving Credit Balance:	$14,761.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365732	$17,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365732. Member loan 365732 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,383 / month
Current employer:	HNB	Debt-to-income ratio:	13.39%
Length of employment:	18 years	Location:	Lakewood, OH

Home town:	Lakewood
Current & past employers:	HNB
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to payoff 3 credit cards that I have been working on paying down since my divorce. I no longer use the cards and want to get rid of the debt. I'd like to consolidate and have it all paid off in three years. The 3 cards are HSBC, Capital One and Discover. They are at higher rates and I can pay them off faster with a lower rate. Also this loan will double my current payments to the debt, so it will be paid off faster. I no longer use credit cards, I pay for everything in cash, so if I don't have the money, I don't buy it. I'd really like to get rid of this debt that has been hanging over me.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,834.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365741	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365741. Member loan 365741 was requested on November 25, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,875 / month
Current employer:	HOMES Inc.	Debt-to-income ratio:	23.69%
Length of employment:	1 year 3 months	Location:	Virginia, MN

Home town:	Virginia
Current & past employers:	HOMES Inc., Ferrellgas Partners, YMCA
Education:	Bemidji State University

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for $15,000. I have recently bought a house and took out a loan from Citifinancial to consolidate some credit card debt. The loan is at 19% and I would like to get something at a lower interest rate and a lower payment per month to get my debt to income ratio more in line along with allowing me to get my debts paid off sooner. In the future, I can use equity in my home to avoid paying for big ticket home repairs or appliance replacement with credit cards. I am not interested in adding debt but rather eliminating it. I am not behind on payments at this time and have not been for over a year. I have been employed at the same job in Human Services program management for over 3 years. I am raising a 7 year old boy as well and want to consolidate my expenses and get things paid off in order to prepare for his future as well as mine.

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	42
Revolving Credit Balance:	$147.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365761	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365761. Member loan 365761 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	jenson farms	Debt-to-income ratio:	19.40%
Length of employment:	5 years 6 months	Location:	greenbush, MN

Home town:	greenbush
Current & past employers:	jenson farms, construction engineers
Education:	east grand forks tech college

This borrower member posted the following loan description, which has not been verified:

I currently owe more on a auto loan vs. the value of the vehicle and intend on taking care of that and also paying down a some of my credit card balance before the intrest goes up from 0% to 12.99%.

A credit bureau reported the following information about this borrower member on November 28, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,387.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365781	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365781. Member loan 365781 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Aqua Clean Environmental Inc	Debt-to-income ratio:	20.68%
Length of employment:	4 years	Location:	LAKELAND, FL

Home town:	Houston
Current & past employers:	Aqua Clean Environmental Inc, CF Industries, Inc
Education:	Florida Southern College

This borrower member posted the following loan description, which has not been verified:

Want to consolidate 4 existing debts

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,062.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365792

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365792	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365792. Member loan 365792 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$32,500 / month
Current employer:	Self	Debt-to-income ratio:	15.68%
Length of employment:	18 years	Location:	Las Vegas, NV

Home town:	Santa Ana
Current & past employers:	Self, Gymboree / Owner
Education:

This borrower member posted the following loan description, which has not been verified:

Want to pay off past due taxes for business. Cash flow has been good but not enough to pay for prior accounting mistake regarding taxes (2 quarters of 941's). We are now enrolled with Paychex and they make appropriate deposits. Prior manager of the restaurant made mistakes and we have now taken over management. Web site is www.mezzobistro.com. The restaurant is very popular because of quality and pricing. Opened in January 2008 and has grossed over $75,000. per month since with August going over $100,000.00.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,217.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 365800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365800	$5,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365800. Member loan 365800 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	GM retired / Novatron	Debt-to-income ratio:	4.36%
Length of employment:	1 year 1 month	Location:	Warren, MI

Home town:	Jonesville
Current & past employers:	GM retired / Novatron, Novatron Corp
Education:	college / technical relating training

This borrower member posted the following loan description, which has not been verified:

I am retired but over the last two years I have had to use credit cards to help my children and their families. I helped one prevent foreclosure, I help another one prevent repossession of auto, and I helped my third one pay for medical attention. Even though I am retired, I have had to go back to work full time at a fraction of what I used to make to help my family and to pay for the credit cards I used to make up the difference between what they needed and what I make. I also have guardianship of my grand-daughter that is 15 and in high school, that lives with me and I am her only means of support. Now that my children are doing ok, I need a little help to get rid of the high interest credit card debt, so that I can concentrate on raising my grand-daughter in a comfortable fashion and prepare to send her to college

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	14
Revolving Credit Balance:	$6,788.00	Public Records On File:	1
Revolving Line Utilization:	26.70%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 365809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365809	$2,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365809. Member loan 365809 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Retired	Debt-to-income ratio:	17.59%
Length of employment:	11 years	Location:	Corvallis, OR

Home town:	Duluth
Current & past employers:	Retired
Education:	Oregon State University

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay for a set of 6 tires for my motor home. I don't want to sell stock at this time. I have already paid for the tires on my credit card. I will use the loan to pay off my credit card.

A credit bureau reported the following information about this borrower member on November 18, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	62
Revolving Credit Balance:	$406.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365813	$16,750	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365813. Member loan 365813 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self-Employed	Debt-to-income ratio:	22.15%
Length of employment:	n/a	Location:	Houston, TX

Home town:	Gilroy
Current & past employers:	Self-Employed
Education:	University of Houston-System Administration, Houston Community College System

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate five credit cards to one monthly payment with a lower rate. Once, these cards are paid off in full I will close each credit card account. I am able to make the monthly payments on these accounts, but would prefer one payment with a lower rate. Plus, I would rather make my monthly payments to the LendingClub-a company who helps others out-instead of making payments to the big banks.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	25	Months Since Last Delinquency:	20
Revolving Credit Balance:	$19,210.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365818	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365818. Member loan 365818 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,280 / month
Current employer:	Teksystems	Debt-to-income ratio:	17.90%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:	Boston
Current & past employers:	Teksystems, Aviva Life Insurance
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

Hello Everyone, I am looking to solidify my credit position, as well as pad my account with a little extra liquidity. This leads me to Lending Club. I am looking to consolidate debt and decrease my APR on both loans in the process. The initial rate I received a few years ago seem unnecessary given the current state of my credit (fico scores in the 700+ range). So hopefully you will be able to help me achieve true financial fitness. As for my financials: I make ~ $6720/month ($1680/week) Groceries run about $170 a month If I can consolidate these two loans at a better rate, I can successfully begin building a brighter future for myself. -- These are the two loans that I am looking to consolidate with a better rate. -- I currently have a Personal Loan = $480/month (3 years left on it) I also have another personal Loan = $212/month (2 years left on it) ---- Federal College Loans = $142/month Private College Loans = $420/month All other credit cards have been paid in full and closed out. With all my working, I rarely have time to go out, so I am able to save a little bit of money that way. Thank you once again for all your support in fulfilling my dreams.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	72
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365826	$12,250	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365826. Member loan 365826 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	ALPINE ACCESS	Debt-to-income ratio:	17.19%
Length of employment:	4 months	Location:	COLUMBUS, GA

Home town:	Columbus
Current & past employers:	ALPINE ACCESS, SUNTRUST BANK, TSYS BPM INC
Education:	University of Phoenix, Columbus Technical College

This borrower member posted the following loan description, which has not been verified:

There is no entertainment in my town! I would like to obtain funds to start an entertainment promotions company, bringing in musicians, comedians, and theater acts from across the U.S. There are approx. 240,000 in my town (and growing); of that number, roughly 30% or more travel at least 90+ miles to our state capitol for entertainment venues. I know because I currently do it as well! My town need a promotion company, such as mine, that has done the research and knows how to get venues in our area. We have done extensive research on how much it would cost to host a venue and how much could be returned in net profit. The figures listed are close estimates, as each venue will vary. For a weeknight night music concert, most artist charge a fee of around $30k; building rental-6k, security-2k, advertising/tickets-4k, bar-2k--total being approx $44k. Depending on the artist/venue, ticket prices will vary; for most musical shows, price will be $40 and up. Based on the lowest price of $40/ticket and seat capacity of 1600 (not including VIP seating), potential profit is $64k, net profit $20k or greater per show. All venues in my town held on a smaller (1600 seats)scale as this ALWAYS sells out!! We have been in contact with several acts to bring to this area, however, most require at least 50% of their fee upfront, which is why I'm requesting $25k. The hall where shows are to be held will work with the organization to pay half the fee upfront and the rest on the back-end as well. Our company is ready to roll, hosting at least two shows per month, but we need the financing to get it off the ground. I ask that you see this opportunity for the potential it has and give us that step ladder we need to climb the wall of success!

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	59
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365828	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365828. Member loan 365828 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Commonwealth Properties of Vienna, Inc.	Debt-to-income ratio:	24.06%
Length of employment:	25 years 6 months	Location:	Sterling, VA

Home town:	North Scituate
Current & past employers:	Commonwealth Properties of Vienna, Inc., Riverstone Builders, LLC
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

To borrow money and pay down my credit cards plus pay off the outstanding balance in a shorter period of time than if I paid the credit card company.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$245,737.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365831	$9,600	9.38%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365831. Member loan 365831 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	A H Spann & Assoc-Eastland Columbus, Inc	Debt-to-income ratio:	14.54%
Length of employment:	5 months	Location:	Frankfort, OH

Home town:	Chillicothe
Current & past employers:	A H Spann & Assoc-Eastland Columbus, Inc, Dr. Mark Conner DDS, Dr William Britton DDS
Education:	Ohio University-Chillicothe Campus, Ohio State School of Dentistry

This borrower member posted the following loan description, which has not been verified:

I want to pay all of the proceeds of this loan toward credit cards. Why should I pay interest to the bank when there are individual investors that can make some money. Win, win in my book.

A credit bureau reported the following information about this borrower member on November 14, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,865.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365850	$18,250	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365850. Member loan 365850 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	activate	Debt-to-income ratio:	8.72%
Length of employment:	2 months	Location:	Seattle, WA

Home town:	Seattle
Current & past employers:	activate
Education:

This borrower member posted the following loan description, which has not been verified:

Pay off all credit cards and other bills and only have 1 bill

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,339.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 365851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365851	$10,750	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365851. Member loan 365851 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Suram Trading Corp	Debt-to-income ratio:	21.93%
Length of employment:	7 years	Location:	North Bay Village, FL

Home town:	Portland
Current & past employers:	Suram Trading Corp, Northern Trust Bank
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I currently have $15k in debt and the banks that we're bailing out with our US tax dollars are rate jacking their variable rate credit cards. I would like to pay these guys off permanently and have only one payment each month and a fixed rate. With the simplified payment and lower rate I can easily clear the debt in 36 months. I am a solid payer in good standing with all my creditors. I have no late payments with any creditors. In fact, I always pay my bills well before they are due and every loan I have ever had is in excellent standing and/or paid in full and zeroed out. I work for one of Wal-Mart's top suppliers and my employment is stable and secure. I have been with my employer for seven years. I will start my eighth year with them in December. I am available to answer any questions you might have and look forward to doing business with you.

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,977.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365885	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365885. Member loan 365885 was requested on November 26, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	US Army	Debt-to-income ratio:	7.94%
Length of employment:	30 years	Location:	Dallas, TX

Home town:	shreveport
Current & past employers:	US Army
Education:	Univeristy Maryland

This borrower member posted the following loan description, which has not been verified:

I will use this money to hep my son get out of dept

A credit bureau reported the following information about this borrower member on November 26, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1975	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,165.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365919	$2,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365919. Member loan 365919 was requested on November 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Jim Taliaferro CMHC	Debt-to-income ratio:	23.86%
Length of employment:	5 years	Location:	Lawton, OK

Home town:	Lawton
Current & past employers:	Jim Taliaferro CMHC
Education:	Cameron University

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan for a 2nd honeymoon to Chicago so that my husband and I can see a Chicago Bulls game and go to Soldier Field to see where the Chicago Bears play.

A credit bureau reported the following information about this borrower member on November 27, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365927	$1,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365927. Member loan 365927 was requested on November 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,375 / month
Current employer:	Ridgewood Preparatory School	Debt-to-income ratio:	24.63%
Length of employment:	1 year 3 months	Location:	New Orleans, LA

Home town:	Stratford
Current & past employers:	Ridgewood Preparatory School, Loyola University - Upward Bound, Loyola University - Writing Across the Curriculum, Crepes a la Cart, New Orleans, LA, Cinemark 16, Somerdale, NJ
Education:	University of the Sciences in Philadelphia, University of New Orleans, Loyola University New Orleans, Tulane University of Louisiana

This borrower member posted the following loan description, which has not been verified:

I'm 25 years old and living in New Orleans. I'm asking for a relatively small amount of money to help me take care of my post-Bac tuition for teacher certification and to help me pay off a credit card. I currently work as a private school teacher making very little money with no benefits (about $29,000 a year). I have to pay about $1000 in the coming year for my tuition, and I have to get health insurance ASAP, but it's hard to do so with no financial help from anyone else. My parents can't help me because my mother is permanently disabled and my father took a huge pay cut this year.

A credit bureau reported the following information about this borrower member on November 27, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,206.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 365938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365938	$4,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365938. Member loan 365938 was requested on November 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	n/a	Debt-to-income ratio:	11.07%
Length of employment:	n/a	Location:	Conway, SC

Home town:	Conway
Current & past employers:	State of South Carolina
Education:	Horry-Georgetown Technical College

This borrower member posted the following loan description, which has not been verified:

I recently closed on my home sale, and going to move back home. The close of my home did not leave me with enough money to get moved home. So I am turning to LendingClub to get some help in meeting the difference, please help!!

A credit bureau reported the following information about this borrower member on November 27, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$355.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365939	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365939. Member loan 365939 was requested on November 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Nokia Siemens	Debt-to-income ratio:	13.29%
Length of employment:	22 years 7 months	Location:	Atlanta, GA

Home town:
Current & past employers:	Nokia Siemens, Nokia
Education:

This borrower member posted the following loan description, which has not been verified:

I will need to secure some money as I have been underpaying tax and want to retain good flexibility for Christmas shopping.

A credit bureau reported the following information about this borrower member on November 27, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,265.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 365969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365969	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365969. Member loan 365969 was requested on November 27, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,125 / month
Current employer:	Lake County School District	Debt-to-income ratio:	16.64%
Length of employment:	6 years	Location:	Leadville, CO

Home town:	Hanford
Current & past employers:	Lake County School District
Education:	University of Northern Colorado

This borrower member posted the following loan description, which has not been verified:

I have credit card debt of about $10,000 with Bank of America. They are charging me a 15.9% interest rate and I am looking for a better rate. I also want an easier way to pay off my debt. I do not always receive my statements on time, and I have not had luck establishing automatic payment through Bank of America.

A credit bureau reported the following information about this borrower member on November 27, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,738.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365994	$7,000	12.72%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365994. Member loan 365994 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	EG Solutions	Debt-to-income ratio:	6.60%
Length of employment:	3 years	Location:	Acworth, GA

Home town:
Current & past employers:	EG Solutions
Education:	GA Tech

This borrower member posted the following loan description, which has not been verified:

Hi All, Thanks for looking, please refer to my debt to income ratio. I am getting married late next year and trying to quickly consolidate my debt to pay it off as quick as possible. Besides my cellphone bill and credit cards I have no other liability. I moved back in with my parents to save up money, I own my car outright, and just want to get rid of my college mistakes and make it right. I really appreciate any help you can give! Thanks!

A credit bureau reported the following information about this borrower member on November 13, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,652.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 365998

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365998	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365998. Member loan 365998 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,689 / month
Current employer:	Internal Revenue Service (IRS)	Debt-to-income ratio:	16.91%
Length of employment:	18 years 11 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Internal Revenue Service (IRS)
Education:

This borrower member posted the following loan description, which has not been verified:

I have no problem making payments, as I have a secure government job with a decent salary, but I would like to consolidate my credit card debt into one fixed rate loan payment.

A credit bureau reported the following information about this borrower member on November 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,590.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366003

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366003	$12,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366003. Member loan 366003 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Self/ Ameriprise financial	Debt-to-income ratio:	14.47%
Length of employment:	9 years 4 months	Location:	Paramus, NJ

Home town:	Far Rockaway
Current & past employers:	Self/ Ameriprise financial
Education:	Connecticut College

This borrower member posted the following loan description, which has not been verified:

I would like to retire my existing higher interest credit lines and also increase my marketing & advertising budget for 2009.

A credit bureau reported the following information about this borrower member on November 28, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,053.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366035	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366035. Member loan 366035 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Busy B's Financial Services	Debt-to-income ratio:	24.85%
Length of employment:	21 years	Location:	Laguna Hills, CA

Home town:	Houston
Current & past employers:	Busy B's Financial Services, California First Bank
Education:	Citrus College

This borrower member posted the following loan description, which has not been verified:

November thru January are normally my slowest times of the year. In the past I have been able to reserve for these months. This year is different. Business has been slow all year. My peak is February thru April. I will use the loan proceeds for operating capital thru January and will be repayment in February from collections of fees charged and have the loan fully repaid by May 1.

A credit bureau reported the following information about this borrower member on November 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1971	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,727.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366050	$3,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366050. Member loan 366050 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Kobe Japanese Restaurant	Debt-to-income ratio:	9.92%
Length of employment:	6 months	Location:	Miami, FL

Home town:
Current & past employers:	Kobe Japanese Restaurant
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I will use this money partially to obtain a car sold to me by a friend. the rest approximately $300 will be used for other car finances (transfer title, tag fee etc).

A credit bureau reported the following information about this borrower member on November 28, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366064	$12,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366064. Member loan 366064 was requested on November 28, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Louisiana State University	Debt-to-income ratio:	1.93%
Length of employment:	8 months	Location:	Crowley, LA

Home town:	Crowley
Current & past employers:	Louisiana State University, IPSC Security, Wright Enrichment
Education:	Louisiana State University-System Office (LSU)

This borrower member posted the following loan description, which has not been verified:

I am an LSU finance student and have acquired a rental house which has stayed occupied nearly continually since I bought it for a steal 4 years ago. The house is quite small, was built very solidly sometime in the 40s I would say (estimate, that is). I rent it out for $450/mo, and have really very little in the way of expenses. I own my truck, have less than $2000 in credit-card debt, live with my parents, have no student loans yet and am not a very consumption-oriented person. I am-however-a very dedicated finance geek. Due to my status as a student, I have only been able to put together a stock portfolio of approximately $5000; it earns about $800/yr currently in dividends, AND IS IN THE BLACK FOR THE YEAR! YES, you read that correctly-my portfolio is actually AHEAD OVER 10% so far this year-despite my beginning in the investing world during the worst crisis in generations. It also yields 10% dividends and is diversified over several industries and types of equity. Some common stock, MLPs, REITS and bonds. What I need this money for is to capitalize on what will likely be one of the greatest opportunities given to my generation by the stock market within our lifetime. I have negligible debt, pay my bills on time, have a secure source of at least $4000/year, and can always simply take out a student loan if I should have any difficulty making payment. I have worked very hard to be able to know opportunities such as this one when they occur. I really wish I had taken out student loans and credit cards this semester-as I would have gladly used them for this-but I did the (quite-literally) "responsible" thing and stayed out of debt-never thought I'd say such a thing in irony. I plan to purchase beaten-down health-care equities paying high dividends and thus hopefully mitigating the cost. I will gladly show you my stock account and rental-house photos, or anything you need or would like to know. I have nothing to hide, I am here asking you to basically help me make a micro-business more profitable by capitalizing on a once in a lifetime opportunity which may pass me by if I am forced to wait for a student loan or credit-card application. This situation is made worse by the fact that my studies cause me to see these things every day and so am basically akin to a carpenter who has every tool he needs......but no nails. As Herodotus said; "The most terrible grief of all human griefs is this; to have knowledge of the truth but no power over the event." You can change all that-help me get started on my dream, and know that you have made a great difference in the life of a humble finance student and practically no risk whatsoever. If this works out well.....you will definitely have quite a large, greatful customer next year. If not, you will still get your money. Plain as that-either I'll use student loans, get a real reverse-mortgage on the house-whatever. This situation is vexing beyond description for me as I see opportunity....but am impotent. Please help me follow my dream-I promise I will be greatful unto death for this-even should it NOT work out and I be forced to take out conventional loans to repay you. Thank you for your time either way. Sincerely, Allen Arledge II

A credit bureau reported the following information about this borrower member on November 28, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,842.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366073	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366073. Member loan 366073 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,958 / month
Current employer:	ace data	Debt-to-income ratio:	8.26%
Length of employment:	7 years 2 months	Location:	tempe, AZ

Home town:	Kansas City
Current & past employers:	ace data, university of washington
Education:

This borrower member posted the following loan description, which has not been verified:

Hello my name is Margaret and I want a loan to pay off just a few debts and also do some upgrading in my home for my husband who is in need of special medical equipment. My daughter has suggested this form of lending since she has heard many good things about it. I am in desperate need of some help and I am hoping my search for help will stop here. Thank you for your consideration! Sincerely, Margaret Nissing

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1959	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,160.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366085	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366085. Member loan 366085 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	NTX Wireless	Debt-to-income ratio:	1.76%
Length of employment:	3 months	Location:	Allentown, PA

Home town:	Cairo
Current & past employers:	NTX Wireless
Education:	Trinity Bible College

This borrower member posted the following loan description, which has not been verified:

I need the money for a year government auction (not a sheriff sale). The home would be my first and personal home that I will live in. I don't know the condtion of thses homes that is why I need a personal loan. Thank You Luther

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,292.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366092	$12,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366092. Member loan 366092 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	NYPD	Debt-to-income ratio:	8.55%
Length of employment:	13 years 11 months	Location:	Bronx, NY

Home town:	New York
Current & past employers:	NYPD
Education:	CUNY John Jay College Criminal Justice, Marist College

This borrower member posted the following loan description, which has not been verified:

I AM currently pursing my MPA from Marist College and I will graduate in August of 2009. I dont want to get any student loans.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,340.00	Public Records On File:	0
Revolving Line Utilization:	5.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366093	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366093. Member loan 366093 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,083 / month
Current employer:	Public Accounting	Debt-to-income ratio:	6.45%
Length of employment:	12 years 6 months	Location:	Phoenix, AZ

Home town:	Dallas
Current & past employers:	Public Accounting, Andersen
Education:	Texas Women's University - Post-Graduate, UNT - Undergrad

This borrower member posted the following loan description, which has not been verified:

We (husband and I) were recently in a position to assist a family members with the funeral costs of a loved one. In light of the circumstances, we charged the costs to a high interest credit card. Like many others, we would simply like to consolidate debt (including the funeral debt) in hopes of removing this financial burden from our household obligations in the shortest time period possible.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	66
Revolving Credit Balance:	$71,484.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366128	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366128. Member loan 366128 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,583 / month
Current employer:	Hacienda La Puente USD	Debt-to-income ratio:	6.76%
Length of employment:	5 years	Location:	Walnut, CA

Home town:
Current & past employers:	Hacienda La Puente USD
Education:	University of California-Irvine (UCI), University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

I am an elementary teacher and need to purchase a car to get to and from work. My car is 16 years old. :( Needless to say, it is breaking down often, so it is time to purchase another car. I am looking to purchase a used car in the next month. Hope you can help! :) Thanks!

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,287.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366134	$4,200	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366134. Member loan 366134 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Minnesota Veteren's Home	Debt-to-income ratio:	22.43%
Length of employment:	4 years 6 months	Location:	Minneapolis, MN

Home town:
Current & past employers:	Minnesota Veteren's Home
Education:	University Wisconsin River Falls

This borrower member posted the following loan description, which has not been verified:

I would use the money to pay off my high interest credit card. That would save me a substantal amount of money and also improve my credit score.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	17	Months Since Last Delinquency:	2
Revolving Credit Balance:	$8,451.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366135	$4,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366135. Member loan 366135 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,917 / month
Current employer:	Ernst & Young LLP	Debt-to-income ratio:	17.68%
Length of employment:	11 years 7 months	Location:	Lawrenceville, NJ

Home town:
Current & past employers:	Ernst & Young LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Seek short term $4000 loan.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,973.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366146	$7,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366146. Member loan 366146 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,907 / month
Current employer:	Glorious Light International Church	Debt-to-income ratio:	16.89%
Length of employment:	6 years 5 months	Location:	Broken Arrow, OK

Home town:	Charleston
Current & past employers:	Glorious Light International Church, Durant Ministries, University of Alabama at Birmingham
Education:	Rhema Bible Training Center

This borrower member posted the following loan description, which has not been verified:

I have a high interest Visa card and I want to do the responsible thing and pay it off at a lower rate.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$555.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366156	$15,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366156. Member loan 366156 was requested on November 29, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	C & J Fabricators	Debt-to-income ratio:	14.76%
Length of employment:	1 year 8 months	Location:	Hellertown, PA

Home town:
Current & past employers:	C & J Fabricators, Dries Properties LLC
Education:	Bloomsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

My wife and I have seven investment properties and we are looking to expand. We need funding for down payments or to buy the properties without mortgages. We have a nice cash flow with our existing properties, but banks are hesitant to lend out more even though our mortgages are covered due to our rent profits. Our short term goal is to acquire between 25-30 investment properties. Our long term goal is to have 100+. With that in mind, any funding would be greatly appreciated, and we don't mind paying higher interest rates because we are buying at pennies on the dollar.

A credit bureau reported the following information about this borrower member on November 29, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,453.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 366169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366169	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366169. Member loan 366169 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Paradigm Solutions	Debt-to-income ratio:	19.37%
Length of employment:	6 years 4 months	Location:	Fairfax, VA

Home town:	San Francisco
Current & past employers:	Paradigm Solutions, Washington State Patrol (16 years)
Education:	Belleuve Community College, Highline Community College

This borrower member posted the following loan description, which has not been verified:

I started a new photography business 3 years ago; www.stevebeltzphotography.com. I used credit cards to finance my start up and would now like to pay off those cards with a better interest rate loan. To note; the business is moving along very nicely with contracts being signed to instruct photography at one private company and one major college for 2009.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	38
Revolving Credit Balance:	$32,255.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366171	$15,250	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366171. Member loan 366171 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	OSBORN NURSING AND REHABILITATION	Debt-to-income ratio:	21.63%
Length of employment:	5 months	Location:	SCOTTSDALE, AZ

Home town:	Logan
Current & past employers:	OSBORN NURSING AND REHABILITATION, SCOTTSDALE NURSING AND REHABILITATION
Education:	GateWay Community College of Phoenix

This borrower member posted the following loan description, which has not been verified:

BSN Trying to complete an RN program and need to consolidate credit cards I have now and use the rest to pay bills while in school. Will be done in 10-12 months and cant work full time and school full time raising my 15 yo alone.I do have 30,000 in school loans already but through sallie may and loans will defer till after graduation. Thank you Teresa M Topolski

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,615.00	Public Records On File:	1
Revolving Line Utilization:	87.70%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366175	$21,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366175. Member loan 366175 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Ratliff & Assoc	Debt-to-income ratio:	15.02%
Length of employment:	3 years	Location:	Keller, TX

Home town:	Odessa
Current & past employers:	Ratliff & Assoc, Hewlett-Packard
Education:	Texas A&M, SDSU

This borrower member posted the following loan description, which has not been verified:

The amount that we've requested will be used to payoff our high interest balances & used toward our property tax bill, which is due before the end of the year. Spouse's career is in mortgage industry & we've had to depleat our savings to make-up for the slowing in income. We also incurred some medical bills last year & have been trying to keep our 'head above water' to maintain our good credit history, which we've worked very hard to establish over the past 10 years. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,071.00	Public Records On File:	1
Revolving Line Utilization:	65.50%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366191	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366191. Member loan 366191 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Clark County Water Reclamation District	Debt-to-income ratio:	12.62%
Length of employment:	13 years	Location:	Las Vegas, NV

Home town:	Mountain View
Current & past employers:	Clark County Water Reclamation District
Education:	San Diego State University-Main Campus, Western State University-College of Law-Argosy

This borrower member posted the following loan description, which has not been verified:

I am currently paying high rates on my credit cards. I would like to see if I qualify for a lower rate. I have worked as a local government employee for 13 years now. My job is very stable with a gross yearly income of about $100,000 per year. I incurred the majority of my credit card debt paying for law school. I received my Juris Doctor in 2006. I don't plan on leaving my government job to become a lawyer any time soon, though. I would like to see peer to peer lending supplant the large financial institutions on Wall Street.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,027.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366198	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366198. Member loan 366198 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Nationwide Insurance	Debt-to-income ratio:	7.85%
Length of employment:	3 years 8 months	Location:	Jacksonville, FL

Home town:	tampa/Baton Rouge, LA
Current & past employers:	Nationwide Insurance
Education:	LSU - MBA

This borrower member posted the following loan description, which has not been verified:

Trying to lower all debt by paying off some debt that was acquired at a higher rate, now that I am more financially stable and responsible.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,854.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366201	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366201. Member loan 366201 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	Strategic Partners Group, Inc.	Debt-to-income ratio:	21.65%
Length of employment:	8 years 10 months	Location:	Nokomis, FL

Home town:	Kharkov
Current & past employers:	Strategic Partners Group, Inc., Kurt Salmon Associates, CFT Consulting, SDI Industries, Deloitte & Touche Consulting, Eaton Industries
Education:	MIT, Sloan School of Management, Tufts University, MSEE, Tufts University, BSEE

This borrower member posted the following loan description, which has not been verified:

Would like to pay off and close three credit cards with currently high interest rate.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	7
Revolving Credit Balance:	$79,247.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366206	$11,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366206. Member loan 366206 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Guardsmark, Inc	Debt-to-income ratio:	24.05%
Length of employment:	7 years 5 months	Location:	Oakland, CA

Home town:	Newton
Current & past employers:	Guardsmark, Inc
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

For the past year and a half I have paid for eveything in my life with cash,and made myself think before each purchase I might make. I have made a huge dent in my credit card balances and want to have just one payment to make each month. This is why I am seeking a loan from the lending club. I have already cut up my credit cards and learned there is a better way to manage my money. I am doing good paying down the debt but the high interst rates are killing me, I would rather take the money I save in interest if I get this loan and apply it to pay off the one loan I have with the Lending Club, Thanks so Much for your time .......

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,670.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366208	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366208. Member loan 366208 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	O'Melveny & Myers LLP	Debt-to-income ratio:	14.52%
Length of employment:	3 years 5 months	Location:	San Francisco, CA

Home town:	Lake Charles
Current & past employers:	O'Melveny & Myers LLP, Brobeck, Phleger & Harrison, Sedgwick, Detert, Moran & Arnold
Education:	University of Southwest Louisiana, Penn Foster

This borrower member posted the following loan description, which has not been verified:

Hoping to consolidate credit card debt into one loan with a lower interest rate; thanks!

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,953.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366213

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366213	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366213. Member loan 366213 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Connecting Waters Charter School	Debt-to-income ratio:	19.58%
Length of employment:	7 years 4 months	Location:	Kenmore, WA

Home town:	Seattle
Current & past employers:	Connecting Waters Charter School, Edmonds School District, Northshore School District
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt. Currently, I have three outstanding balances. The first one is a Bank of America Visa with an annual percentage rate of 15%. The balance on this card is $2500. The second card is an Alaska Visa with a interest rate of 12% with a balance of $4000. The third card is a Nordstrom Visa. This annual percentage rate is 11.90%. The balance on this account is $4500. The total amount requested is $10,000. Thank you for your consideration in this request.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$164,974.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366231	$1,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366231. Member loan 366231 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Michael Enterprises	Debt-to-income ratio:	7.39%
Length of employment:	7 years 2 months	Location:	CHARLEVOIX, MI

Home town:
Current & past employers:	Michael Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to pay off my credit cards-to be free of credit card debt within the next few months

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	57
Revolving Credit Balance:	$6,519.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366233	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366233. Member loan 366233 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	Coral Springs, FL

Home town:	Hyderabad
Current & past employers:	Lockheed Martin Corp.
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

Need personal loan upto $10,000 to buy a convenient store in partnership. I have full time job which pays $73K per year. This store cost value is $80,000. Buyer agreed to take $20,000 now and the rest $60,000 in the course of 30months-$2000 each month. The store will be run by my brother and the partner. With the job i have, I must be able to pay back the loan within 3 months of time.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	19
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366236	$9,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366236. Member loan 366236 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Buddhawelt	Debt-to-income ratio:	12.78%
Length of employment:	5 years 4 months	Location:	Honolulu, HI

Home town:	Honolulu
Current & past employers:	Buddhawelt, 100% Green
Education:	Universit?t Bremen

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan in the amount of $9000 to temporarily cover the expenses of a clients custom order. I had specialty woodworkers built a 30ft solid wood chinese pagoda with hand burned tiles. The pagoda is already in a container on its way to Hawaii. There are also several pieces of furniture in the container that were ordered by other clients. The loan will cover the cost of the furniture and is intended to be paid of fully in 2009. Aloha

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,457.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366247	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366247. Member loan 366247 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Lehigh Valley Hospital	Debt-to-income ratio:	12.87%
Length of employment:	4 years	Location:	Hellertown, PA

Home town:
Current & past employers:	Lehigh Valley Hospital
Education:	Marywood University, Radford University, Cedar Crest College

This borrower member posted the following loan description, which has not been verified:

My husband and I have seven investment properties and we are looking to expand. We need funding for down payments or to buy the properties without mortgages. We have a nice cash flow with our existing properties, but banks are hesitant to lend out more even though our mortgages are covered due to our rent profits. Our short term goal is to acquire between 25-30 investment properties. Our long term goal is to have 100+. With that in mind, any funding would be greatly appreciated, and we don't mind paying higher interest rates because we are buying at pennies on the dollar.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,089.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 366248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366248	$2,450	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366248. Member loan 366248 was requested on November 30, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	Woodland Joint Unified School District	Debt-to-income ratio:	21.60%
Length of employment:	2 years	Location:	Woodland, CA

Home town:	Sacramento
Current & past employers:	Woodland Joint Unified School District, Placer Video, JC Penney
Education:	American River College

This borrower member posted the following loan description, which has not been verified:

cosolidate debt

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,052.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366263

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366263	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366263. Member loan 366263 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Snow Construction LLC	Debt-to-income ratio:	16.73%
Length of employment:	1 year	Location:	Floyd, VA

Home town:	Gainesville
Current & past employers:	Snow Construction LLC
Education:	Christopher Newport University

This borrower member posted the following loan description, which has not been verified:

New construction business seeking working capital to carry through between bank draws.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	37
Revolving Credit Balance:	$17,411.00	Public Records On File:	0
Revolving Line Utilization:	89.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 366266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366266	$13,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366266. Member loan 366266 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Merion Publications	Debt-to-income ratio:	24.40%
Length of employment:	8 years 1 month	Location:	Collegeville, PA

Home town:	Woonsocket
Current & past employers:	Merion Publications, Bentley Systems, Inc.
Education:	Temple University, Bryant University

This borrower member posted the following loan description, which has not been verified:

We recently added an addition to our existing 1920 farmhouse, towards the end of the project we got hit with a double whammy of the economic downturn (we had some of the money for the addition in stocks) and a unforeseen cracked chimney that had to be replaced. I had to take out a couple of credit cards and use the cash advance on them and tap into my bank line of credit to cover the cost. I want to consolidate all these cost into one payment and lower the interest rate on that payment.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	31
Revolving Credit Balance:	$58,439.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 366274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366274	$5,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366274. Member loan 366274 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Naissance Management, LLC	Debt-to-income ratio:	0.18%
Length of employment:	3 months	Location:	New York, NY

Home town:
Current & past employers:	Naissance Management, LLC, Fortress Investment Group, Merrill Lynch, GE Capital
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I've started some consulting businesses offering management, marketing and financial advisory services for businesses and individuals and will use the loan to pay off some startup legal expenses so that I have a higher level of working capital going forward.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$159.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366287	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366287. Member loan 366287 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Tyman & Associates, Inc.	Debt-to-income ratio:	18.93%
Length of employment:	7 years	Location:	Plantation, FL

Home town:	Philadelphia
Current & past employers:	Tyman & Associates, Inc.
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I would like to use the proceeds of this loan to consolidate some personal credit card debt as well as loan money to professional services firm (Accounting & Taxes) to increase my marketing and advertising for the upcoming tax season.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,175.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 366292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366292	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366292. Member loan 366292 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Nike	Debt-to-income ratio:	22.68%
Length of employment:	4 years 4 months	Location:	Aliso Viejo, CA

Home town:
Current & past employers:	Nike, AffiliateDiamond.com, GAP
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I am currently part owner of an online affiliate marketing program AffiliateDiamond.com. We are looking to expand our services to offer Online-tutoring using certified teachers to help students online. Below is a brief synopsis of what we are offering: TutoringOne.com is a organization that provides on-line tutorial services to upper elementary, middle and high school students. Created in 2008, TutoringOne is an exciting and innovative method of providing academic tutoring in the home of every student. Utilizing the power and reach of the Internet, TutoringOne strategically provides a comprehensive program, which successfully supports the academic future of all students. TutoringOne offers: " One-on-One Tutoring " 24hr Easy Access " Certificated Teachers and College Experts " Cost Effective Personal and Educational Agency Subscriptions " Virtual Subject-Matter Conference Classrooms " Interactive WebChat Tutoring " Parental Information Components " Teacher Employment Opportunities Today, TutoringOne is a leader in the next generation of innovative education techniques that will improve student achievement and potential for global success. TutoringOne is staffed by ?highly qualified teachers? and college experts or graduates who provide live services 24 hours a day. Teachers are specifically qualified to teach high school core academic subject areas, especially in the areas of mathematics and science. In addition, services are available for students with disabilities and second language learners. Revenue will be generated by state funding (SES & Title 1 School Choice Programs), Individual School sites and School District contracts (5 contracts have already been negotiated) and online advertising from .EDU based learning programs (i.e SAT prep courses, Sylvan Learning Centers, University of Phoenix, etc etc). We need $15,000 to develop and deploy the website code and the other $15,000 will be used for other start up expenses (i.e Servers, Marketing Materials, Salaries, Legal fees, etc). This loan will be paid back with in 3 years, if not sooner. When looking at my revolving credit it may seem to be high, but $9,000 is a motorcycle payment on a Suzuki Credit Card and the motorcycle is currently being sold. If you have any questions or comments please feel free to ask and I will respond as soon as possible. Thank you

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,844.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366297

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366297	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366297. Member loan 366297 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Technicolor Creativ Services	Debt-to-income ratio:	14.88%
Length of employment:	3 years 3 months	Location:	Claremont, CA

Home town:	Agoura Hills
Current & past employers:	Technicolor Creativ Services
Education:	California State University Northridge

This borrower member posted the following loan description, which has not been verified:

I'm trying to get a loan to payoff another and also help with moving expenses.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,930.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366303	$10,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366303. Member loan 366303 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	IBM	Debt-to-income ratio:	8.83%
Length of employment:	10 years	Location:	LEAWOOD, KS

Home town:	Kolkata
Current & past employers:	IBM, ibm india pvt ltd
Education:	Jadavpur university

This borrower member posted the following loan description, which has not been verified:

currently made payment of the home about 60K and re amont 10k is pending.loan required to finish a house purchase

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,700.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366311	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366311. Member loan 366311 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,417 / month
Current employer:	Yale University	Debt-to-income ratio:	3.06%
Length of employment:	4 years 3 months	Location:	BOYLSTON, MA

Home town:	Worcester
Current & past employers:	Yale University, UMASS Graduate School of Biomedical Sciences, Picadilly Pub
Education:	Worcester Polytechnic Institute, Yale University

This borrower member posted the following loan description, which has not been verified:

My fiancee and I are covering the coast of the wedding entirely ourselves. She's a 6th grade teacher and I am a fifth year graduate student studying for a PhD at Yale University. We need a little bit of extra as we can't quite save the entire amount in time for our wedding in July 2009. We more then likely will not need the whole $10,000 and any extra will be paid back as soon as we cover all costs.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	8
Revolving Credit Balance:	$19,349.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366342	$16,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366342. Member loan 366342 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,773 / month
Current employer:	Scott Marsal	Debt-to-income ratio:	18.50%
Length of employment:	2 years 3 months	Location:	Beaverton, OR

Home town:	Portland
Current & past employers:	Scott Marsal, Sarah Krakauer
Education:	Portland Community College

This borrower member posted the following loan description, which has not been verified:

This loan would partly help pay for school related expenses like books, computer related items, etc., and it would also offer a nice buffer financially as well.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	76
Revolving Credit Balance:	$10,160.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366350	$1,800	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366350. Member loan 366350 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	bay rock mortage	Debt-to-income ratio:	16.67%
Length of employment:	8 months	Location:	alpharetta, GA

Home town:
Current & past employers:	bay rock mortage
Education:	Michigan State University, Wayne State University

This borrower member posted the following loan description, which has not been verified:

we have only one car currently. I use to to travel to work,my husband uses public transportation, i work 15 miles away in Atlanta. Car has emission work that needs to be done to pass inspection that total about $1500. Thank you for your time.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$515.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366377

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366377	$15,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366377. Member loan 366377 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	PBC Bd of County Commissioners	Debt-to-income ratio:	24.89%
Length of employment:	23 years 1 month	Location:	Lake Worth, FL

Home town:	Brooklyn
Current & past employers:	PBC Bd of County Commissioners
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my AMX gold card with payments.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$67,901.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366388	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366388. Member loan 366388 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Pacific security lending	Debt-to-income ratio:	6.82%
Length of employment:	4 years	Location:	rosamond, CA

Home town:	cali (valle
Current & past employers:	Pacific security lending
Education:	la valley college

This borrower member posted the following loan description, which has not been verified:

I have a property in salbury NC 4 plex 2 unids are rented and need to repair 2 more so I can rent them too

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,538.00	Public Records On File:	1
Revolving Line Utilization:	53.50%	Months Since Last Record:	65
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 366397

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366397	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366397. Member loan 366397 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Zwicker and Associates	Debt-to-income ratio:	19.63%
Length of employment:	3 years	Location:	Marlborough, MA

Home town:	West Palm Beach
Current & past employers:	Zwicker and Associates
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

I am currently paying 1.99% on two credit cards but those both were teaser rates for 6 months and they expire at the end of December. I want to refinance one of the cards to a more permanent fixed rate that's good for 3 years and much lower than the 22% I will be paying in January. I plan to pay off one of the 2 high balance (9k and 12k) cards I have with cash that I have on hand and refinance the remaining card. I do have 3 other credit cards with balances between 3k and 5500 but don't need help with those because I got good long term rates on those (0-4.99%). If funded, I plan to pay this loan off by the end of 2009 if not before then. My salary varies but in the last 2 years, I have averaged over 80k and that should continue indefinately. In addition to my base salary, I get bonus money where 95% of it (approx 30k bonus money total per year) comes between February and July) and my sole goal is to pay down my debt aggressively. I usually keep all of my bills low but got caught in the stock market fiasco. I did not accumulate debt due to not making enough income. I did so because I lost a lot of money in the stock market and foolishly thought I could get it back and so I borrowed on some of my credit cards. Lesson learned..I'm done with that business and it's time to pay off all debt and so I decided to try and reduce the interest rate on one of my credit cards. As you will see by looking at my credit report, I've never missed a payment and never will.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,719.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 366400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366400	$20,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366400. Member loan 366400 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	SmartPic Advertising	Debt-to-income ratio:	21.44%
Length of employment:	4 years 6 months	Location:	Las Vegas, NV

Home town:	Racine
Current & past employers:	SmartPic Advertising, Enhanced Media Concepts, Sport Clips Haircuts (owner)
Education:	Frank Phillips College, Parkland College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate some debt at a lower interest rate. This loan will save me $400+ per month. I do not have a problem affording my current payments nor have I been late on anything. This consolidation just makes good financial sense. Thank you for your investment.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	64
Revolving Credit Balance:	$89,218.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366404	$3,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366404. Member loan 366404 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	The Pantry d/b/a Kangaroo Express	Debt-to-income ratio:	11.27%
Length of employment:	10 years 9 months	Location:	Daytona Beach, FL

Home town:	Daytona Beach
Current & past employers:	The Pantry d/b/a Kangaroo Express, Wal-Mart, G.C. Murphy, Star Staff (Texaco/Aramco joint venture), Hughes Oil Company, Eastern Oil Company
Education:	Daytona State College

This borrower member posted the following loan description, which has not been verified:

Finally paying down my stupidities from when I was younger, but stuck with two cards. One is gradually creeping up to 17.74% as lower rate balances are paid off, and a second card with a zero percent transfer expiring in May, which will then also bounce to 17.74%. My budget is already configured for paying both off in a three year window, but I'd rather pay people rather then Bank of America and FIA, and this will also let me close the cards NOW. I'm a convenience store manager who is putting improving numbers on the bottom line and working for a profitable Fortune 500 Company, so my job is secure. I've learned the necessities of budgeting through the School of Hard Knocks, so money is being set aside for emergencies and retirement, as well as an emergency fund. I don't expect there to be any risk of default save through disability...and I'm getting a long-term disability policy the week I'm writing this.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	27
Revolving Credit Balance:	$7,572.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366407

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366407	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366407. Member loan 366407 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Sonic Drive In	Debt-to-income ratio:	20.23%
Length of employment:	9 years 3 months	Location:	Jennings, LA

Home town:	Welsh
Current & past employers:	Sonic Drive In
Education:	McNeese State University

This borrower member posted the following loan description, which has not been verified:

I am trying to purchase a mobile home from my uncle. I was turned down a few times at a few banks because of my credit is fairly new. They say I have basically new accounts open and not enough credit history. They also said that it is hard to get a loan right now. My uncle needs to move in a couple of months and is in a bind.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,259.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366424	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366424. Member loan 366424 was requested on December 1, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	DropStation, Inc.	Debt-to-income ratio:	12.24%
Length of employment:	1 year	Location:	Issaquah, WA

Home town:	El Cajon
Current & past employers:	DropStation, Inc., UAI, Inc.
Education:	Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

Seeking $25,000 to cover expenses until a sellers agreement withholding pays in early May 2009. Pay for property tax, medical bills, and business travel expenses.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$41,556.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 55911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
55911	$22,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 55911. Member loan 55911 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Cobb County School System	Debt-to-income ratio:	23.02%
Length of employment:	1 year	Location:	Marietta, GA

Home town:
Current & past employers:	Cobb County School System
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

Help me refinance some high interest credit card debt down to a better rate. I need you help. I have a great job and a combined household income of $160K. I need your help to become debt free ASAP! Thanks!

A credit bureau reported the following information about this borrower member on August 4, 2007:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	8
Revolving Credit Balance:	$17,007.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	0
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360185	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360185. Member loan 360185 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	1.73%
Length of employment:	n/a	Location:	Plano, TX

Home town:	Dallas
Current & past employers:
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Currently work for an accounting firm but want to pursue my dream of becoming a professional pilot. Thanks for your help.

A credit bureau reported the following information about this borrower member on October 25, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,044.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 364333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364333	$13,400	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364333. Member loan 364333 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Time Warner Cable	Debt-to-income ratio:	21.73%
Length of employment:	9 years 5 months	Location:	Colorado Springs, CO

Home town:	Santa Barbara
Current & past employers:	Time Warner Cable, Fillmore Gazette
Education:	Ventura College

This borrower member posted the following loan description, which has not been verified:

I would like to combine balances on 2 credit cards and payoff a jet ski.

A credit bureau reported the following information about this borrower member on November 17, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,444.00	Public Records On File:	1
Revolving Line Utilization:	61.60%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 366241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366241	$7,375	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366241. Member loan 366241 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	UTSW med cntr at Dallas	Debt-to-income ratio:	14.24%
Length of employment:	1 year 6 months	Location:	Dallas, TX

Home town:	Caracas
Current & past employers:	UTSW med cntr at Dallas
Education:	Universidad central de Venezuela

This borrower member posted the following loan description, which has not been verified:

I have enter in many unnecessary expending and I have decided to take charge on controlling and paying my debt in a systematic and long term fashion. I have a FICO Score of 700 and up, never pay any credit card late, and honest person. I have my goal to pay all my debt in less than 3 years as I graduate and begin working.

A credit bureau reported the following information about this borrower member on November 30, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,429.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366380

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366380	$3,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366380. Member loan 366380 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	NPower	Debt-to-income ratio:	10.55%
Length of employment:	1 month	Location:	Rock Hill, SC

Home town:	Charlotte
Current & past employers:	NPower, Iris Solutions
Education:	Winthrop University

This borrower member posted the following loan description, which has not been verified:

I purchased my first home going on 2 years ago. Its a great place, and Ive finally got it the almost way Id like it, but 20+ year old appliances are starting to fail. I had planned on using some savings to replace the appliances this past summer, but a plumbing project became required, ended up spending everything on new pipes throughout the house! So basically, Im at the point where some stuff needs to be replaced and others really should be replaced.

A credit bureau reported the following information about this borrower member on December 1, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,255.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366439	$8,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366439. Member loan 366439 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Humana Inc.	Debt-to-income ratio:	17.31%
Length of employment:	8 years 5 months	Location:	cahokia, IL

Home town:	St. Louis
Current & past employers:	Humana Inc., NPC, ACBL, St. Louis University Hospital
Education:	Indiana Wesleyan University

This borrower member posted the following loan description, which has not been verified:

Thank you for taking a interest in me. I'm 27 years young I love traveling and adventures. so far I've been to 4 countries, 11 states and goodness knows how many cities and towns. I have two homes a single family in Illinois that rents for 640.00 and a double family in Indiana that rents for $640.00 I live up stairs. I'm single with no children. My dog is the only mouth I feed other than mine. I live a simple life I work hard, and believe anything is possible with in reason. Now that I'm so close to 30 I decided to take a good look at my finances and get them in order. My finances are doing pretty well especially for 27. however with the economy declining, economist and financial advisers all recommend saving, getting rid of credit card debt and playing it safe. That's exactly what I'm going to do with this loan. I want to pay off every thing with one payment over 3 years. I'm not behind on any of my payments. However, I'm making so any little payments a month it's hard to keep up with them. I have a strong payment history over the last 6 years. I would be a good candidate for this program because I make my payments on time and often ahead of time. I've never been late on a payment or delinquent. I have 2 CREDIT CARDS 5,000.00, 1 SCHOOL ACCOUNT 1,200.00 and 2 HOME EMP CARDS 1,200.00 to pay off. This loan will help me manage my finances better.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	47
Revolving Credit Balance:	$7,092.00	Public Records On File:	1
Revolving Line Utilization:	37.10%	Months Since Last Record:	76
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366481	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366481. Member loan 366481 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	GRIFFIN FORD INC	Debt-to-income ratio:	9.38%
Length of employment:	2 years 3 months	Location:	RUBY, SC

Home town:	CHESTERFIELD
Current & past employers:	GRIFFIN FORD INC, RACEWAY FORD
Education:

This borrower member posted the following loan description, which has not been verified:

buying 2007 yamaha atv

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,712.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366490

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366490	$23,750	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366490. Member loan 366490 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Uhl, Fitzsimons & Jewett, PLLC	Debt-to-income ratio:	24.50%
Length of employment:	4 years 10 months	Location:	San Antonio, TX

Home town:
Current & past employers:	Uhl, Fitzsimons & Jewett, PLLC
Education:	Rice University

This borrower member posted the following loan description, which has not been verified:

I am one of those people who is being caught in the credit card issuers' rush to raise interest rates and lower spending limits, even on their good customers. I have no missed or late payments with ANY lender or credit card issuer, for my ENTIRE credit history, yet BofA's computer model decided my interest rate needed to be increased astronomically. (I also have an AMEX Blue card at a fixed rate of 3.99%, but they lowered the credit limit to within $100 of the balance, so the benefit of the low interest rate is completely negated by the hit my FICO score has taken for having no credit available on that account.) Looking ahead, my financial picture is great. I'm a lawyer, and the irony of the current financial climate is that my business is booming as a result of the bank mergers and real estate foreclosures. My debt was incurred in a bad marriage, and my ex is a deadbeat who is probably taking someone else for a ride now. I'm seeking a fixed-interest loan to transfer a BofA Mastercard balance to so I'm not swimming upstream anymore.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$81,833.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366503	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366503. Member loan 366503 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Self-Employed	Debt-to-income ratio:	12.58%
Length of employment:	6 years 4 months	Location:	Creve Coeur, MO

Home town:
Current & past employers:	Self-Employed
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to convert my debt from two credit cards to one loan. I have one existing loan from LendingClub.com members, which I've made 7 payments on so far. I much prefer the lending club loan over making payments on a credit card each month, even though I don't use them anymore. This is not a loan for new money, but will go to pay off existing debt, which I've never missed a payment on. I've never missed a payment on any credit card or any loan for that matter, and I've never not paid off a debt. The only reason my credit score isn't higher is because of the balances on my credit card.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69,163.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366520	$14,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366520. Member loan 366520 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Johnson Brothers F C	Debt-to-income ratio:	23.89%
Length of employment:	5 years	Location:	Orange, CA

Home town:	Mumbai
Current & past employers:	Johnson Brothers F C, RPS Industry
Education:	Mumbai University

This borrower member posted the following loan description, which has not been verified:

Working Capital

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$60,222.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 366533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366533	$18,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366533. Member loan 366533 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Electronic Transaction Consultants	Debt-to-income ratio:	7.75%
Length of employment:	9 months	Location:	Dallas, TX

Home town:	Boulder
Current & past employers:	Electronic Transaction Consultants, Risk Sciences Group
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

Request a $18,500 personal loan to refinance a credit card balance at a lower rate.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,088.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366536	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366536. Member loan 366536 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Los Angeles Harbor Department	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	long beach, CA

Home town:	Glendale
Current & past employers:	Los Angeles Harbor Department, City of Long Beach, Fire Deptartment, Westmed/McCormick Ambulance
Education:	California State University-Long Beach (CSULB), San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Restoring and rebuilding engine on 1968 Malibu that has been in my family for some time. We have the money now, but it would deplete our emergency fund. Looking for loan to ease/differ the money. My mechanic is possibly leaving the country next year, so time is of the essence at this point.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 366538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366538	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366538. Member loan 366538 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	morenzoni painting	Debt-to-income ratio:	11.46%
Length of employment:	3 years 10 months	Location:	wakefield, RI

Home town:	Wakefield
Current & past employers:	morenzoni painting, aqua science
Education:	county college of rhode island

This borrower member posted the following loan description, which has not been verified:

pay off credit cards and school bills also some moving cost

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,656.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366553	$20,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366553. Member loan 366553 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Telsey Advisory Group	Debt-to-income ratio:	13.61%
Length of employment:	5 months	Location:	New York, NY

Home town:	Sydney
Current & past employers:	Telsey Advisory Group, Oppenheimer & Co, Inc.
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

I am looking for loan to consolidate some debt. I lost my job in December of 2007 and found a job in July of 2008. I received a weeks severance and used my bonus to get by for 6 months. In any event, I got pretty levered up over the 6 months and would like to get from under the burden. I will get a bonus of at least the amount borrowed by Jan/Feb of 09.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	5
Revolving Credit Balance:	$16,473.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366563

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366563	$12,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366563. Member loan 366563 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,583 / month
Current employer:	VML	Debt-to-income ratio:	11.85%
Length of employment:	3 years 2 months	Location:	Seattle, WA

Home town:
Current & past employers:	VML, Hallmark
Education:	Kansas City Art Institute

This borrower member posted the following loan description, which has not been verified:

We need to replace the roof in the house we recently bought. We moved in 6 months ago and our roof has sprang a leak.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	75
Revolving Credit Balance:	$28,218.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 366567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366567	$24,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366567. Member loan 366567 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	After Hours Digital	Debt-to-income ratio:	9.59%
Length of employment:	5 years	Location:	Irvine, CA

Home town:	Irvine
Current & past employers:	After Hours Digital
Education:

This borrower member posted the following loan description, which has not been verified:

I am a certified independent Apple Technology Consultant who is referred by several local retail stores to companies in need of technical support (Apple employees can?t go to customer locations or troubleshoot third-party software or hardware.) I have been in business for five years and in related fields for ten more. My specialties include the maintenance of computer networks, internet access, and email systems; software and hardware troubleshooting; data backups; and data recovery from damaged hard drives. I also utilize the latest technology for remote troubleshooting and can take control of client computers within seconds of a request. I am very technically informed and receive daily several hundred confidential internal emails within the Apple Consultants Network that inform me of up-to-the-minute problems that other consultants are encountering at customer locations throughout the U.S. I also monitor a dozen third-party technical sites covering countless issues as they occur. For the last five years I have been going solo and have been too busy to take on new customers, but an opportunity has presented itself to take on someone with whom I?ve worked in the past who has the perfect technical expertise. Toward this end I?ve just purchased another cargo van (that I will turn into a mobile information technology center) and I?d started to buy equipment using some special-rate credit card offers when I realized that?as silly as this may sound, as I just signed up to be a lender?I can borrow at a better rate over a longer period of time from LendingClub.com. I still need to purchase a laptop, desktop, diagnostic software, hardware, communication equipment, storage racks for the van, switches, routers, and network cabling for inventory as well as certification classes for my new employee. I also read many local, regional, and international newspapers daily, uncovering gems like LendingClub.com and recently noticed they have a program to trade promissory notes with FolioFN.com?another brilliant investment vehicle. LendingClub.com is a great concept to allow the little guy (lender or borrower) to participate like the big guys.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	714+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 366570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
366570	$22,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 366570. Member loan 366570 was requested on December 2, 2008 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	self-employed	Debt-to-income ratio:	6.48%
Length of employment:	2 years 2 months	Location:	New York, NY

Home town:	New York
Current & past employers:	self-employed
Education:	St. Johns University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards with balances on them, college loans, and a business credit card for my web design service that's generating decent income. I have no problem making payments, but I want to spend less time reading statements and making payments and more time on studies and growing my business. This loan will be used to consolidate monthly payments and use time more productively. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 2, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,509.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 52 dated December 3, 2008